UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08134

Eaton Vance Municipals Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance High Yield Municipal Income Fund Annual Report January 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2014

Eaton Vance

High Yield Municipal Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	29

Federal Tax Information	30

Management and Organization	31

Important Notices	34

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the first three months of the fiscal year ended January 31, 2014, interest rates remained near historic lows, driven by highly accommodative monetary policies instituted by central banks around the world. As it had since December 2012, the U.S. Federal Reserve (the Fed) continued to purchase $45 billion of U.S. Treasurys and $40 billion of agency mortgage-backed securities each month. These actions combined to put downward pressure on long-term bond yields, driving investors to look for other sources of income. One beneficiary was the municipal bond market, which rallied during the first three months of the period in response to strong investor demand.

In late May 2013, however, then-Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline in value.

Outflows had a particularly significant effect on the municipal bond market because, unlike other domestic fixed-income asset classes, the municipal market is primarily retail-based and is generally impacted more by the actions of small individual investors than other fixed-income asset classes. Even after the Fed tried to temper its comments and calm the markets, moderating the outflows in other fixed-income asset classes, heavy selling in municipals continued through August 2013, causing a significant increase in municipal bond yields.

The selling abated somewhat in September 2013, after the Fed surprised the markets again by postponing its tapering of QE that many investors had thought was imminent. And while the municipal market continued to experience net outflows through December 2013, the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 had only a muted effect on municipal yields. Investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the fed funds rate near zero for an extended period.

The first month of 2014 saw further good news for bond investors. Equities declined as a result of turmoil in emerging markets and weak U.S. economic numbers, particularly a disappointing December jobs report. Falling equities prompted a “flight to quality” that drove a January rally in Treasurys. Municipal issues rallied more, as municipal performance was amplified by factors that historically have tended to help municipal performance in January: strong demand driven by reinvestment of principal and coupon payments in the face of seasonally light supply. This created a favorable supply-demand imbalance that helped drive up prices.

During the one-year period, additional pressure on the municipal market came from the City of Detroit’s bankruptcy filing on July 18, 2013 and heightened attention to Puerto

Rico’s fiscal woes. Although Detroit’s fiscal problems have been well-documented for years and its bankruptcy should not have come as a surprise, the headlines associated with the filing injected additional fear into the municipal bond market. That fear, combined with Puerto Rico’s well-publicized fiscal challenges, drove both institutional and retail investors to sell Puerto Rico bonds, exerting additional downward pressure on the market value of the bonds in late August and September 2013. Prices of Puerto Rico bonds remained at depressed levels through the end of the period on January 31, 2014.

Fund Performance

For the 12-month period ended January 31, 2014, Eaton Vance High Yield Municipal Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of -3.75%, underperforming the -1.07% return of the Fund’s primary benchmark, the Barclays Municipal Bond Index2 (the Index) and outperforming the -6.09% return of the Fund’s secondary benchmark, the Barclays High Yield Long (22+) Municipal Bond Index.

Leveraged6 investments detracted from the Fund’s performance relative to the Index during the period. Management purchases leveraged investments in seeking to enhance the Fund’s tax-exempt income. The use of leveraged investments has the effect of achieving additional exposure to the municipal market, magnifying the Fund’s exposure to its underlying investments in both up and down markets. During this period of negative performance by municipal bonds, leveraged investments hurt Fund results relative to the unleveraged Index.

An overweight and security selection in zero-coupon bonds, which were the worst-performing coupon structure during the period, detracted from Fund results versus the Index as well.

The Fund primarily invests in high-yield bonds — defined as securities rated BBB7 or below — whereas the primary Index, reflecting the broad municipal market, had a significantly smaller weight in below-investment-grade issues throughout the fiscal year. During a period when lower credit quality bonds underperformed higher-grade issues, the Fund’s overweight in bonds rated BBB and below hurt performance versus the Index. However, relative to the Barclays High Yield Long (22+) Municipal Bond Index, management maintained a significant underweight in issues rated BBB and below, and that relative underweight was the primary factor in the Fund’s outperformance versus its high-yield benchmark.

Relative to the Index, contributors to Fund performance versus the Index during the period included security selection in BBB and nonrated bonds, an underweight in Puerto Rico municipal issues, and security selection in the housing as well as water and sewer sectors.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Performance2,3

Portfolio Managers Thomas M. Metzold, CFA and Cynthia J. Clemson

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/07/1995	08/07/1995	–3.75%	10.78%	3.27%
Class A with 4.75% Maximum Sales Charge	—	—	–8.32	9.71	2.77
Class B at NAV	08/07/1995	08/07/1995	–4.50	9.92	2.52
Class B with 5% Maximum Sales Charge	—	—	–9.07	9.65	2.52
Class C at NAV	06/18/1997	08/07/1995	–4.55	9.91	2.50
Class C with 1% Maximum Sales Charge	—	—	–5.46	9.91	2.50
Class I at NAV	05/09/2007	08/07/1995	–3.61	11.04	3.43
Barclays Municipal Bond Index	—	—	–1.07%	5.54%	4.43%
Barclays High Yield Long (22+) Municipal Bond Index	—	—	–6.09	13.04	5.42

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.96%	1.72%	1.71%	0.71%
Net		0.86	1.62	1.61	0.61

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		5.42%	4.67%	4.67%	5.68%
Taxable-Equivalent Distribution Rate		9.58	8.25	8.25	10.04
SEC 30-day Yield		4.58	4.07	4.07	5.06
Taxable-Equivalent SEC 30-day Yield		8.09	7.19	7.19	8.94

% Total Leverage[6]
Residual Interest Bond (RIB)					12.24%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	01/31/2004	$12,826	N.A.
Class C	$10,000	01/31/2004	$12,805	N.A.
Class I	$250,000	01/31/2004	$350,228	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Fund Profile

Credit Quality (% of total investments)7

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	4.2%	BB	6.5%
AA	17.3	B	7.0
A	20.1	CCC	1.3
BBB	27.0	Not Rated	16.6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays High Yield Long (22+) Municipal Bond Index is an unmanaged index of high-yield municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Total annual operating expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratio excludes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 – January 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/13)	Ending Account Value (1/31/14)	Expenses Paid During Period* (8/1/13 – 1/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,037.90	$4.98	0.97%
Class B	$1,000.00	$1,034.10	$8.82	1.72%
Class C	$1,000.00	$1,033.50	$8.82	1.72%
Class I	$1,000.00	$1,037.90	$3.70	0.72%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.94	0.97%
Class B	$1,000.00	$1,016.50	$8.74	1.72%
Class C	$1,000.00	$1,016.50	$8.74	1.72%
Class I	$1,000.00	$1,021.60	$3.67	0.72%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2013.

6

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Portfolio of Investments

Tax-Exempt Municipal Securities — 108.4%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.1%
Northampton County, PA, Industrial Development Authority, (Northampton Generating), 5.00%, 12/31/23	$630	$534,366

		$534,366

Education — 4.0%
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/34(1)	$10,000	$11,000,700
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,935	2,129,332
University of California, 5.00%, 5/15/38(1)(2)	10,000	10,797,100

		$23,927,132

Electric Utilities — 1.6%
Apache County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 4.50%, 3/1/30	$1,695	$1,670,524
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	5,920	6,438,829
Pima County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 4.00%, 9/1/29	1,520	1,411,274

		$9,520,627

Escrowed / Prerefunded — 0.4%
Dawson Ridge, CO, Metropolitan District No. 1, Escrowed to Maturity, 0.00%, 10/1/22	$3,500	$2,769,970

		$2,769,970

General Obligations — 6.0%
Charleston Educational Excellence Financing Corp., SC, (Charleston County School District), 5.00%, 12/1/29(1)	$10,875	$12,035,689
Port of Houston Authority of Harris County, TX, (AMT), 5.625%, 10/1/38(1)	6,480	6,968,074
Santa Clara County, CA, (Election of 2008), 3.375%, 8/1/37	2,350	1,991,695
Washington, 5.25%, 2/1/36(1)	10,000	10,945,000
Will County, IL, Community Unit School District No. 365-U, (Valley View), 5.75%, 11/1/32	3,855	4,359,427

		$36,299,885

Health Care – Miscellaneous — 1.3%
Illinois Development Finance Authority, (Community Rehabilitation Providers), 5.60%, 7/1/19	$1,525	$1,439,509
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.75%, 12/1/36(3)	369	369,245

Security	Principal Amount (000’s omitted)	Value

Health Care – Miscellaneous (continued)
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(3)	$343	$343,662
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.90%, 12/1/36(3)	289	289,054
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.25%, 12/1/36(3)	54	54,211
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.375%, 12/1/36(3)	123	123,211
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.50%, 12/1/36(3)	341	341,299
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.70%, 12/1/36(3)	143	143,307
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.81%, 12/1/36(3)	286	286,005
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.875%, 12/1/36(3)	86	85,984
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 7.00%, 12/1/36(3)	190	190,387
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 3, 7.00%, 12/1/36(3)	157	157,463
Yavapai County, AZ, Industrial Development Authority, (West Yavapai Guidance Clinic), 6.25%, 12/1/36	4,075	4,013,712

		$7,837,049

Hospital — 15.9%
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	$5,360	$5,250,602
Hawaii Pacific Health Special Purpose Revenue, 5.50%, 7/1/40	6,555	6,783,573
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	6,340	7,736,892
Indiana County, PA, Hospital Authority, (Regional Medical Center), 6.00%, 6/1/39	1,965	2,009,881
Johnson City, TN, Health & Educational Facilities Board, (Mountain States Health Alliance), 6.00%, 7/1/38	3,335	3,609,037

Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	2,005	2,285,820
Massachusetts Health and Educational Facilities Authority, (Jordan Hospital), 6.75%, 10/1/33	6,205	6,208,413

7	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	$2,450	$2,470,948
Muskingum County, OH, (Genesis HealthCare System Obligated Group), 5.00%, 2/15/33	2,775	2,340,047
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(1)	7,470	7,691,635
New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	3,190	3,196,922
New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,000	1,949,060
Oneida County, NY, Industrial Development Agency, (St. Elizabeth Medical Center), 6.00%, 12/1/29	1,780	1,780,997
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), 5.00%, 7/1/42	4,900	4,118,646
South Lake County, FL, Hospital District, (South Lake Hospital), 6.25%, 4/1/39	3,065	3,292,055
Southwestern Illinois Development Authority, (Memorial Group, Inc.), 7.25%, 11/1/33	1,455	1,464,865
Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), 5.25%, 9/1/36	5,520	5,526,348
Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(1)	7,000	7,433,020
Vermont Educational and Health Buildings Financing Agency, (Fletcher Allen Healthcare Project), 4.75%, 12/1/36	11,320	11,102,769
West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	2,580	2,674,660
Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare System), 5.25%, 8/15/31	5,000	5,021,050
Yavapai County, AZ, Industrial Development Authority, (Yavapai Regional Medical Center), 5.25%, 8/1/33	2,500	2,543,025

		$96,490,265

Housing — 2.0%
Centerline Equity Issuer Trust, TN, 6.00%, 5/15/19(3)	$4,000	$4,639,520
Jefferson County, MO, Industrial Development Authority, MFMR, (Riverview Bend Apartments), (AMT), 6.75%, 11/1/29	1,455	1,454,098
Jefferson County, MO, Industrial Development Authority, MFMR, (Riverview Bend Apartments), (AMT), 7.125%, 11/1/29	385	379,841
Oregon Health Authority, (Trillium Affordable Housing), Series A, (AMT), 6.75%, 2/15/29	2,555	2,554,668

Oregon Health Authority, (Trillium Affordable Housing), Series B, (AMT), 6.75%, 2/15/29	1,140	1,097,067
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(4)	860	516,000
Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(5)	2,000	1,200,000

		$11,841,194

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue — 14.3%
ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$1,655	$1,634,313
ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 9.25%, 10/1/21	2,190	2,179,926
Brazos River Harbor Navigation District of Brazoria County, TX, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	9,085	9,802,261
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), 8.75%, 6/1/29	1,180	1,396,459
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), (AMT), 9.00%, 6/1/35	6,510	6,892,137
Denver City and County, CO, (United Airlines), (AMT), 5.75%, 10/1/32	770	760,822
Hardeman County Correctional Facilities Corp., TN, 7.75%, 8/1/17	1,745	1,722,298
Louisiana Public Facilities Authority (Cleco Power LLC), 4.25%, 12/1/38	3,250	2,904,037
Maine Finance Authority, Solid Waste Disposal, (Casella Waste Systems, Inc.), (AMT), 6.25% to 2/1/17 (Put Date), 1/1/25	2,175	2,187,245
Maricopa County, AZ, Pollution Control Corp., (El Paso Electric Co. Palo Verde Project), 4.50%, 8/1/42	6,300	5,837,706
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 6.50%, 7/1/24	2,245	2,008,040
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 7.34%, 7/1/24	445	423,676
Massachusetts Development Finance Agency, (Covanta Energy Project), (AMT), 5.25%, 11/1/42	3,745	3,419,222
Matagorda County, TX, Navigation District No. 1, (AEP Texas Central Co.), Series 2008-1, 4.00%, 6/1/30	1,000	911,670
Matagorda County, TX, Navigation District No. 1, (AEP Texas Central Co.), Series 2008-2, 4.00%, 6/1/30	6,155	5,591,817
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.125%, 9/15/23	2,760	2,693,346
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	8,285	8,016,069
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.50%, 6/1/33	4,375	4,155,025
New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.70%, 10/1/39	6,245	6,678,528

Phenix City, AL, Industrial Development Board, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	5,455	4,289,430
Phoenix, AZ, Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	8,200	8,200,656
Selma, AL, Industrial Development Board, (International Paper Co.), 5.80%, 5/1/34	4,230	4,455,713

		$86,160,396

8	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities — 1.3%
Louisiana Energy and Power Authority, (AGM), 5.25%, 6/1/38	$7,360	$7,796,595

		$7,796,595

Insured – Industrial Development Revenue — 1.4%
Matagorda County, TX, Navigation District No. 1, (AEP Texas Central Co.), (NPFG), (AMT), 5.20%, 5/1/30	$8,050	$8,447,026

		$8,447,026

Insured – Other Revenue — 3.1%
Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/26	$10,510	$4,904,071
Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/28	10,000	4,024,600
Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/34	12,700	3,509,010
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	5,650	6,543,096

		$18,980,777

Insured – Special Tax Revenue — 2.0%
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	$14,500	$11,962,645

		$11,962,645

Insured – Student Loan — 1.0%
Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$5,470	$5,822,377

		$5,822,377

Insured – Transportation — 7.2%
Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	$1,355	$1,385,094
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/33	15,000	4,849,500
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/34	20,000	6,018,800
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	6,665	1,634,325

North Texas Tollway Authority, (AGC), 6.20%, (0.00% until 1/1/15), 1/1/42	10,000	10,992,400
San Joaquin Hills Transportation Corridor Agency, CA, (NPFG), 0.00%, 1/15/32	20,335	6,647,511
San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47(6)	7,150	7,755,176
Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	9,440	4,117,634

		$43,400,440

Security	Principal Amount (000’s omitted)	Value

Insured – Water and Sewer — 0.4%
Detroit, MI, Water Supply System, (NPFG), 5.00%, 7/1/27	$2,710	$2,583,714

		$2,583,714

Lease Revenue / Certificates of Participation — 0.5%
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	$2,765	$2,992,172

		$2,992,172

Nursing Home — 0.1%
Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$925	$874,134

		$874,134

Other Revenue — 9.3%
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.00%, 7/15/30	$1,150	$1,231,156
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.25%, 7/15/40	1,290	1,380,287
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.375%, 7/15/43	700	751,632
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35	6,250	4,728,563
Cow Creek Band Umpqua Tribe of Indians, OR, 5.625%, 10/1/26(3)	6,000	5,385,900
New Jersey Economic Development Authority, (Duke Farms Foundation), 5.00%, 7/1/48(1)(2)	7,200	7,511,688
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AMT), 5.125%, 1/1/34	5,000	5,024,900
Non-Profit Preferred Funding Trust I, Various States, 5.17%, 9/15/37(3)(5)	14,000	7,436,940
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	840	773,858
Seminole Tribe, FL, 5.25%, 10/1/27(3)	9,000	9,282,960
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/29	2,765	2,812,420
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	1,860	1,881,148

White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(3)	8,185	7,768,056

		$55,969,508

Senior Living / Life Care — 9.5%
Albemarle County, VA, Economic Development Authority, (Westminster-Canterbury Blue Ridge), 5.00%, 1/1/42	$900	$786,420
Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/37	2,970	2,869,555
California Statewide Communities Development Authority, (Southern California Presbyterian Homes), 4.75%, 11/15/26	1,575	1,503,605

9	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
California Statewide Communities Development Authority, (Southern California Presbyterian Homes), 4.875%, 11/15/36	$6,000	$5,275,080
Cliff House Trust, (AMT), 6.625%, 6/1/27(5)	3,000	1,152,300
Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	2,290	2,313,839
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc. Project), 5.75%, 1/1/28	315	319,145
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc. Project), 6.375%, 1/1/33	655	664,059
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.125%, 11/15/32	525	536,702
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.25%, 11/15/37	480	490,469
Indiana Finance Authority, (Marquette), 5.00%, 3/1/39	1,000	942,720
Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	7,425	6,768,853
Lee County, FL, Industrial Development Authority, (Shell Point Village/Alliance Community), 5.00%, 11/15/29	6,000	5,839,860
Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.40%, 1/1/37	2,555	2,463,812
Massachusetts Development Finance Agency, (North Hill Communities), 3.50%, 11/15/16	234	234,019
Massachusetts Development Finance Agency, (North Hill Communities), 4.00%, 11/15/17	1,730	1,730,882
Massachusetts Development Finance Agency, (North Hill Communities), 4.50%, 11/15/18	1,780	1,782,545
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.125%, 11/1/27	1,085	995,422
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.20%, 11/1/41	1,560	1,292,413
North Miami, FL, Health Care Facilities, (Imperial Club), 7.00%, 1/1/42(5)	3,475	346,666
North Miami, FL, Health Care Facilities, (Imperial Club), 7.625%, (0.00% until 1/1/17), 1/1/41(5)	7,315	729,744
Savannah, GA, Economic Development Authority, (Marshes Skidaway Island Project), 7.00%, 1/1/34	3,000	3,066,390
St. Joseph County, IN, Holy Cross Village, 5.70%, 5/15/28	530	529,968
St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/26	1,225	1,239,332
St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/38	5,460	5,445,586
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.00%, 12/1/32	450	453,870

Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.25%, 12/1/42	1,320	1,334,098
Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.25%, 7/1/32	1,270	1,166,216

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.50%, 7/1/42	$1,270	$1,083,602
Warren County, OH, Health Care Facilities, (Otterbein Homes Obligated Group), 5.50%, 7/1/39	500	512,155
Washington Housing Finance Commission, (Wesley Homes), 6.20%, 1/1/36	2,500	2,531,400
Westchester County Local Development Corp., NY, (Kendal on Hudson), 5.00%, 1/1/34	850	859,104

		$57,259,831

Solid Waste — 0.9%
Connecticut Resources Recovery Authority, (American REF-FUEL Co.), (AMT), 6.45%, 11/15/22	$5,610	$5,615,778

		$5,615,778

Special Tax Revenue — 5.8%
Aliso Viejo, CA, Community Facilities District, (Glenwood at Aliso Viejo), 5.00%, 9/1/38(7)	$7,000	$7,184,730
Avelar Creek, FL, Community Development District, (Capital Improvements), 5.375%, 5/1/36	1,255	1,133,742
Bridgeville, DE, (Heritage Shores Special Development District), 5.125%, 7/1/35	55	46,487
Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	6,167	5,378,611
Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	3,165	2,664,170
New River, FL, Community Development District, (Capital Improvements), Series 2010A-1, 5.75%, 5/1/38	540	432,076
New River, FL, Community Development District, (Capital Improvements), Series 2010A-2, 5.75%, (0.00% until 11/1/14), 5/1/38	1,390	598,395
New River, FL, Community Development District, (Capital Improvements), Series 2010B-1, 5.00%, 5/1/15	780	759,010
New River, FL, Community Development District, (Capital Improvements), Series 2010B-2, 5.00%, (0.00% until 11/1/14), 5/1/18	1,085	561,412
New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13(4)	1,005	10
Poinciana West, FL, Community Development District, 6.00%, 5/1/37	2,230	2,054,454
River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	2,990	2,483,703
South Orange County, CA, Public Financing Authority, (Ladera Ranch), 5.00%, 8/15/31	1,500	1,583,235

10	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
South Orange County, CA, Public Financing Authority, (Ladera Ranch), 5.00%, 8/15/33	$1,000	$1,040,380
South Orange County, CA, Public Financing Authority, (Ladera Ranch), 5.00%, 8/15/34	450	466,754
Southern Hills Plantation I, FL, Community Development District, Series A1, 5.80%, 5/1/35	1,353	1,180,935
Southern Hills Plantation I, FL, Community Development District, Series A2, 5.80%, 5/1/35	995	714,191
Sterling Hill, FL, Community Development District, 5.50%, 5/1/37(5)	3,650	1,038,316
University Square, FL, Community Development District, 5.875%, 5/1/38	1,805	1,758,178
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	3,505	3,842,461

		$34,921,250

Student Loan — 0.9%
New Jersey Higher Education Student Assistance Authority, (AMT), 4.75%, 12/1/43	$2,765	$2,587,183
New Jersey Higher Education Student Assistance Authority, (AMT), 5.00%, 12/1/27	2,680	2,684,476

		$5,271,659

Transportation — 16.9%
Central Texas Regional Mobility Authority, 5.75%, 1/1/31	$565	$600,589
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/25	2,555	2,753,907
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/26	2,170	2,313,719
Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	3,025	3,043,120
Kentucky Public Transportation Infrastructure Authority, Toll Revenue, (Downtown Crossing Project), 0.00%, 7/1/28	2,690	1,139,000
Kentucky Public Transportation Infrastructure Authority, Toll Revenue, (Downtown Crossing Project), 0.00%, 7/1/29	1,135	450,765
Kentucky Public Transportation Infrastructure Authority, Toll Revenue, (Downtown Crossing Project), 0.00%, 7/1/30	500	182,950
Kentucky Public Transportation Infrastructure Authority, Toll Revenue, (Downtown Crossing Project), 0.00%, 7/1/31	1,150	387,021
Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/32(1)	19,980	23,456,320
New Jersey Transportation Trust Fund Authority, (Transportation System), 2008 Series A, 5.875%, 12/15/38	2,000	2,249,800
North Texas Tollway Authority, 5.50%, 9/1/41(1)(2)	10,000	10,928,100
North Texas Tollway Authority, 5.75%, 1/1/38	7,150	7,571,278
Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	5,495	5,490,494
Pennsylvania Turnpike Commission, 5.35%, (0.00% until 12/1/15), 12/1/30	560	535,758

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Pennsylvania Turnpike Commission, 5.45%, (0.00% until 12/1/15), 12/1/35	$1,125	$1,059,874
Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(1)	10,000	9,864,900
Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23(1)	5,025	5,548,454
Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(1)	9,990	10,859,430
Route 460 Funding Corp., VA, 0.00%, 7/1/39	4,700	943,149
Route 460 Funding Corp., VA, 0.00%, 7/1/40	9,890	1,854,771
Route 460 Funding Corp., VA, 0.00%, 7/1/41	10,630	1,859,931
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,650	4,050,515
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	3,415	3,736,556
Walker Field, Public Airport Authority, CO, 4.75%, 12/1/27	1,090	1,100,965

		$101,981,366

Water and Sewer — 2.5%
Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	$3,185	$2,917,364
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	3,355	3,106,462
Detroit, MI, Water Supply System, 5.25%, 7/1/41	9,850	9,103,863

		$15,127,689

Total Tax-Exempt Municipal Securities — 108.4% (identified cost $659,784,613)		$654,387,845

Taxable Municipal Securities — 1.9%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%
Northampton County, PA, Industrial Development Authority, (Northampton Generating), 5.00%, 12/31/23(8)	$8	$0

		$0

Electric Utilities — 0.7%
Municipal Electric Authority of Georgia, 6.655%, 4/1/57(9)	$4,020	$4,392,212

		$4,392,212

Insured – Special Tax Revenue — 0.9%
Colony Local Development Corp., TX, Sales Tax Revenue, (BHAC), 4.881%, 10/1/47	$6,005	$5,677,968

		$5,677,968

11	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 0.3%
Pueblo of Santa Ana, NM, 15.00%, 4/1/24(3)	$1,481	$1,479,637

		$1,479,637

Total Taxable Municipal Securities — 1.9% (identified cost $11,638,421)		$11,549,817

Total Investments — 110.3% (identified cost $671,423,034)		$665,937,662

Other Assets, Less Liabilities — (10.3)%		$(61,958,548)

Net Assets — 100.0%		$603,979,114

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.

At January 31, 2014, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	18.8%
New York	11.9%
Others, representing less than 10% individually	79.6%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2014, 15.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.8% to 6.4% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $9,436,888.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At January 31, 2014, the aggregate value of these securities is $38,376,841 or 6.4% of the Fund’s net assets.

(4)	Defaulted matured bond.

(5)	Defaulted security. Issuer has defaulted on the payment of interest or has filed for bankruptcy.

(6)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(7)	When-issued security.

(8)	Represents a payment-in-kind security which may pay all or a portion of interest in additional principal.

(9)

Build America Bond. Represents taxable municipal obligation issued pursuant to the America Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

12	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Statement of Assets and Liabilities

Assets	January 31, 2014
Investments, at value (identified cost, $671,423,034)	$665,937,662
Cash	19,356,580
Restricted cash*	815,000
Interest receivable	8,087,614
Receivable for investments sold	390,499
Receivable for Fund shares sold	4,571,390
Total assets	$699,158,745

Liabilities
Payable for floating rate notes issued	$84,225,000
Payable for when-issued securities	7,159,880
Payable for variation margin on open financial futures contracts	104,453
Payable for Fund shares redeemed	2,506,517
Distributions payable	451,732
Payable to affiliates:
Investment adviser fee	250,550
Distribution and service fees	181,471
Interest expense and fees payable	123,551
Accrued expenses	176,477
Total liabilities	$95,179,631
Net Assets	$603,979,114

Sources of Net Assets
Paid-in capital	$852,849,121
Accumulated net realized loss	(244,736,745)
Accumulated undistributed net investment income	2,010,245
Net unrealized depreciation	(6,143,507)
Net Assets	$603,979,114

Class A Shares
Net Assets	$325,548,265
Shares Outstanding	40,362,006
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.07
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.47

Class B Shares
Net Assets	$7,632,800
Shares Outstanding	949,450
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$8.04

Class C Shares
Net Assets	$129,912,621
Shares Outstanding	17,405,081
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$7.46

Class I Shares
Net Assets	$140,885,428
Shares Outstanding	17,450,285
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.07

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

13	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Statement of Operations

Investment Income	Year Ended January 31, 2014
Interest	$41,025,616
Total investment income	$41,025,616

Expenses
Investment adviser fee	$3,280,522
Distribution and service fees
Class A	917,118
Class B	106,505
Class C	1,408,120
Trustees’ fees and expenses	25,597
Custodian fee	189,453
Transfer and dividend disbursing agent fees	249,612
Legal and accounting services	124,021
Printing and postage	40,840
Registration fees	68,772
Interest expense and fees	652,545
Miscellaneous	135,471
Total expenses	$7,198,576
Deduct —
Reduction of custodian fee	$3,442
Total expense reductions	$3,442

Net expenses	$7,195,134

Net investment income	$33,830,482

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(12,004,294)
Financial futures contracts	3,263,467
Net realized loss	$(8,740,827)
Change in unrealized appreciation (depreciation) —
Investments	$(53,184,732)
Financial futures contracts	(2,981,786)
Net change in unrealized appreciation (depreciation)	$(56,166,518)

Net realized and unrealized loss	$(64,907,345)

Net decrease in net assets from operations	$(31,076,863)

14	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$33,830,482	$34,997,830
Net realized loss from investment transactions and financial futures contracts	(8,740,827)	(4,786,754)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(56,166,518)	44,698,931
Net increase (decrease) in net assets from operations	$(31,076,863)	$74,910,007
Distributions to shareholders —
From net investment income
Class A	$(18,874,542)	$(19,357,383)
Class B	(465,366)	(795,352)
Class C	(6,189,643)	(6,624,499)
Class I	(7,832,647)	(7,464,322)
Total distributions to shareholders	$(33,362,198)	$(34,241,556)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$124,021,642	$126,685,379
Class B	329,554	383,870
Class C	33,729,305	33,034,684
Class I	82,629,192	87,235,591
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	16,013,864	15,738,852
Class B	380,493	598,710
Class C	4,779,673	4,644,623
Class I	6,375,947	6,055,559
Cost of shares redeemed
Class A	(193,901,445)	(135,548,463)
Class B	(3,545,060)	(3,692,603)
Class C	(61,035,122)	(27,638,412)
Class I	(94,902,900)	(65,506,925)
Net asset value of shares exchanged
Class A	3,337,591	6,409,319
Class B	(3,337,591)	(6,409,319)
Net increase (decrease) in net assets from Fund share transactions	$(85,124,857)	$41,990,865

Net increase (decrease) in net assets	$(149,563,918)	$82,659,316

Net Assets
At beginning of year	$753,543,032	$670,883,716
At end of year	$603,979,114	$753,543,032

Accumulated undistributed net investment income included in net assets
At end of year	$2,010,245	$1,917,108

15	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended January 31, 2014
Net decrease in net assets from operations	$(31,076,863)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(224,238,428)
Investments sold	323,661,006
Net amortization/accretion of premium (discount)	(5,050,969)
Decrease in restricted cash	460,000
Decrease in interest receivable	981,786
Decrease in payable for variation margin on open financial futures contracts	(34,899)
Decrease in payable to affiliate for investment adviser fee	(49,662)
Decrease in payable to affiliate for distribution and service fees	(58,077)
Decrease in interest expense and fees payable	(25,398)
Decrease in accrued expenses	(13,551)
Net change in unrealized (appreciation) depreciation from investments	53,184,732
Net realized loss from investments	12,004,294
Net cash provided by operating activities	$129,743,971

Cash Flows From Financing Activities
Proceeds from Fund shares sold	$238,347,347
Fund shares redeemed	(353,765,957)
Distributions paid, net of reinvestments	(5,933,269)
Proceeds from secured borrowings	30,600,000
Repayment of secured borrowings	(41,542,000)
Net cash used in financing activities	$(132,293,879)

Net decrease in cash	$(2,549,908)

Cash at beginning of year	$21,906,488

Cash at end of year	$19,356,580

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$27,549,977
Cash paid for interest and fees	677,943

16	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Financial Highlights

	Class A
	Year Ended January 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$8.830	$8.340	$7.410	$7.900	$6.440

Income (Loss) From Operations
Net investment income(1)	$0.432	$0.434	$0.491	$0.472	$0.488
Net realized and unrealized gain (loss)	(0.766)	0.481	0.894	(0.479)	1.452

Total income (loss) from operations	$(0.334)	$0.915	$1.385	$(0.007)	$1.940

Less Distributions
From net investment income	$(0.426)	$(0.425)	$(0.455)	$(0.483)	$(0.480)

Total distributions	$(0.426)	$(0.425)	$(0.455)	$(0.483)	$(0.480)

Net asset value — End of year	$8.070	$8.830	$8.340	$7.410	$7.900

Total Return(2)	(3.75)%	11.23%	19.34%	(0.35)%	31.04%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$325,548	$411,671	$376,496	$361,171	$481,346
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.87%	0.86%	0.93%	0.99%	1.00%
Interest and fee expense(4)	0.10%	0.10%	0.11%	0.12%	0.11%
Total expenses(3)	0.97%	0.96%	1.04%	1.11%	1.11%
Net investment income	5.22%	5.05%	6.35%	5.90%	6.72%
Portfolio Turnover	30%	22%	19%	12%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

17	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Financial Highlights — continued

	Class B
	Year Ended January 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$8.800	$8.310	$7.390	$7.880	$6.430

Income (Loss) From Operations
Net investment income(1)	$0.369	$0.370	$0.433	$0.410	$0.432
Net realized and unrealized gain (loss)	(0.766)	0.479	0.883	(0.477)	1.448

Total income (loss) from operations	$(0.397)	$0.849	$1.316	$(0.067)	$1.880

Less Distributions
From net investment income	$(0.363)	$(0.359)	$(0.396)	$(0.423)	$(0.430)

Total distributions	$(0.363)	$(0.359)	$(0.396)	$(0.423)	$(0.430)

Net asset value — End of year	$8.040	$8.800	$8.310	$7.390	$7.880

Total Return(2)	(4.50)%	10.42%	18.35%	(1.09)%	30.02%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,633	$14,919	$22,973	$31,380	$46,335
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.62%	1.62%	1.68%	1.74%	1.76%
Interest and fee expense(4)	0.10%	0.10%	0.11%	0.12%	0.11%
Total expenses(3)	1.72%	1.72%	1.79%	1.86%	1.87%
Net investment income	4.45%	4.34%	5.64%	5.14%	5.99%
Portfolio Turnover	30%	22%	19%	12%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

18	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Financial Highlights — continued

	Class C
	Year Ended January 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$8.170	$7.720	$6.860	$7.310	$5.970

Income (Loss) From Operations
Net investment income(1)	$0.342	$0.341	$0.400	$0.380	$0.401
Net realized and unrealized gain (loss)	(0.715)	0.442	0.827	(0.437)	1.339

Total income (loss) from operations	$(0.373)	$0.783	$1.227	$(0.057)	$1.740

Less Distributions
From net investment income	$(0.337)	$(0.333)	$(0.367)	$(0.393)	$(0.400)

Total distributions	$(0.337)	$(0.333)	$(0.367)	$(0.393)	$(0.400)

Net asset value — End of year	$7.460	$8.170	$7.720	$6.860	$7.310

Total Return(2)	(4.55)%	10.35%	18.44%	(1.02)%	29.92%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$129,913	$165,887	$146,788	$139,798	$162,425
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.62%	1.61%	1.68%	1.73%	1.75%
Interest and fee expense(4)	0.10%	0.10%	0.11%	0.12%	0.11%
Total expenses(3)	1.72%	1.71%	1.79%	1.85%	1.86%
Net investment income	4.47%	4.30%	5.60%	5.14%	5.95%
Portfolio Turnover	30%	22%	19%	12%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

19	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Financial Highlights — continued

	Class I
	Year Ended January 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$8.840	$8.350	$7.420	$7.910	$6.440

Income (Loss) From Operations
Net investment income(1)	$0.453	$0.455	$0.504	$0.486	$0.505
Net realized and unrealized gain (loss)	(0.776)	0.482	0.900	(0.474)	1.461

Total income (loss) from operations	$(0.323)	$0.937	$1.404	$0.012	$1.966

Less Distributions
From net investment income	$(0.447)	$(0.447)	$(0.474)	$(0.502)	$(0.496)

Total distributions	$(0.447)	$(0.447)	$(0.474)	$(0.502)	$(0.496)

Net asset value — End of year	$8.070	$8.840	$8.350	$7.420	$7.910

Total Return(2)	(3.61)%	11.50%	19.60%	(0.12)%	31.48%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$140,885	$161,066	$124,627	$64,318	$27,780
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.62%	0.61%	0.68%	0.73%	0.74%
Interest and fee expense(4)	0.10%	0.10%	0.11%	0.12%	0.11%
Total expenses(3)	0.72%	0.71%	0.79%	0.85%	0.85%
Net investment income	5.48%	5.29%	6.49%	6.10%	6.66%
Portfolio Turnover	30%	22%	19%	12%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

20	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Yield Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide high current income exempt from regular federal income tax. The Fund primarily invests in high yield municipal obligations with maturities of ten years or more. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At January 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $189,417,446 and deferred capital losses of $58,675,665 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on January 31, 2016 ($14,863,328), January 31, 2017 ($49,195,524), January 31, 2018 ($115,791,581) and January 31, 2019 ($9,567,013) and its character is short-term. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred, and are treated as realized prior to the utilization of the capital loss carryforward. Of the deferred capital losses at January 31, 2014, $7,867,178 are short-term and $50,808,487 are long-term.

As of January 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

21

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Notes to Financial Statements — continued

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 11) at January 31, 2014. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2014, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $84,225,000 and $135,040,110, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2014 was 0.04% to 0.09%. For the year ended January 31, 2014, the Fund’s average Floating Rate Notes outstanding and the average interest rate including fees were $93,055,707 and 0.70%, respectively.

The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of January 31, 2014.

The Fund may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Fund’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets

22

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Notes to Financial Statements — continued

and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Residual interest bonds held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

On December 10, 2013, five U.S. federal agencies published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”). The Volcker Rule prohibits banking entities from engaging in proprietary trading of certain instruments and limits such entities’ investments in, and relationships with, covered funds, as defined in the rules. The compliance date for the Volcker Rule is July 21, 2015. The

Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring residual interest bond programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing residual interest bond programs. As a result, residual interest bond trusts may need to be restructured or unwound. There can be no assurances that residual interest bond trusts can be restructured, that new sponsors of residual interest bond programs will develop, or that alternative forms of leverage will be available to the Fund. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2014 and January 31, 2013 was as follows:

	Year Ended January 31,
	2014	2013

Distributions declared from:
Tax-exempt income	$32,370,779	$33,462,523
Ordinary income	$991,419	$779,033

During the year ended January 31, 2014, accumulated net realized loss was decreased by $6,852,653, accumulated undistributed net investment income was decreased by $375,147 and paid-in capital was decreased by $6,477,506 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for accretion of market discount, defaulted bond interest and expenditures on defaulted bonds. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

23

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Notes to Financial Statements — continued

As of January 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$2,789,623
Capital loss carryforward and deferred capital losses	$(248,093,111)
Net unrealized depreciation	$(3,114,787)
Other temporary differences	$(451,732)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, wash sales, futures contracts, residual interest bonds, expenditures on defaulted bonds, defaulted bond interest and accretion of market discount.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Fund and BMR, the fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.3150%	3.1500%
$500 million but less than $750 million	0.2925	2.9250
$750 million but less than $1 billion	0.2700	2.9250
$1 billion but less than $1.5 billion	0.2700	2.7000

On average daily net assets of $1.5 billion or more, the rates are further reduced. The fee reductions cannot be terminated without the consent of a majority of the Trustees and a majority of shareholders. For the year ended January 31, 2014, the investment adviser fee amounted to $3,280,522 or 0.50% of the Fund’s average daily net assets. EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency services to the Fund and receives a fee based upon the actual expenses it incurs in the performance of these services. For the year ended January 31, 2014, EVM earned $9,043 in sub-transfer agent fees, which are included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $48,559 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2014 amounted to $917,118 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2014, the Fund paid or accrued to EVD $79,879 and $1,056,090 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the

24

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Notes to Financial Statements — continued

maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2014 amounted to $26,626 and $352,030 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended January 31, 2014, the Fund was informed that EVD received approximately $81,000, $13,000 and $13,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $222,581,287 and $321,725,383, respectively, for the year ended January 31, 2014.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2014	2013

Sales	15,203,934	14,609,849
Issued to shareholders electing to receive payments of distributions in Fund shares	1,948,984	1,830,088
Redemptions	(23,819,370)	(15,715,863)
Exchange from Class B shares	402,842	749,767

Net increase (decrease)	(6,263,610)	1,473,841

	Year Ended January 31,
Class B	2014	2013

Sales	41,104	44,726
Issued to shareholders electing to receive payments of distributions in Fund shares	46,285	70,072
Redemptions	(428,989)	(431,682)
Exchange to Class A shares	(404,093)	(751,874)

Net decrease	(745,693)	(1,068,758)

25

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Notes to Financial Statements — continued

	Year Ended January 31,
Class C	2014	2013

Sales	4,547,666	4,162,312
Issued to shareholders electing to receive payments of distributions in Fund shares	628,704	583,536
Redemptions	(8,074,341)	(3,466,419)

Net increase (decrease)	(2,897,971)	1,279,429

	Year Ended January 31,
Class I	2014	2013

Sales	10,147,250	10,095,198
Issued to shareholders electing to receive payments of distributions in Fund shares	775,609	703,073
Redemptions	(11,697,124)	(7,505,361)

Net increase (decrease)	(774,265)	3,292,910

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$584,827,449

Gross unrealized appreciation	$35,334,105
Gross unrealized depreciation	(38,448,892)

Net unrealized depreciation	$(3,114,787)

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2014.

10  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

26

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at January 31, 2014 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

3/14	175 U.S. 10-Year Treasury Note	Short	$(21,876,047)	$(22,006,250)	$(130,203)
3/14	168 U.S. Long Treasury Bond	Short	(21,915,818)	(22,443,750)	(527,932)

					$(658,135)

At January 31, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at January 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Futures Contracts	$—	$(658,135	)(1)

(1)

Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended January 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures Contracts	$3,263,467	(1)	$(2,981,786	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the year ended January 31, 2014, which is indicative of the volume of this derivative type, was approximately $42,800,000.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

27

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$654,387,845	$—	$654,387,845
Taxable Municipal Securities	—	11,549,817	—	11,549,817

Total Investments	$—	$665,937,662	$—	$665,937,662

Liability Description

Futures Contracts	$(658,135)	$—	$—	$(658,135)

Total	$(658,135)	$—	$—	$(658,135)

The Fund held no investments or other financial instruments as of January 31, 2013 whose fair value was determined using Level 3 inputs. At January 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipal Income Fund as of January 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 14, 2014

29

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  The Fund designates 97.03% of dividends from net investment income as an exempt-interest dividend.

30

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Allen R. Freedman 1940	Trustee	2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(2) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(3) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

31

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(2) None.

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman); 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

32

Eaton Vance

High Yield Municipal Income Fund

January 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Date first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for, Mr. Eston and Ms. Taggart for all funds except eUnitsTM 2 Year U.S. Equity Market Participation Trust: Upside to Cap/Buffered Downside and Ms. Mosley for all funds) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Equity Market Participation Trust: Upside to Cap/Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Effective January 1, 2014, Ms. Mosley was appointed as a Trustee of the Trust.
(4)	Date first elected to serve as officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial appointment.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

416 1.31.14

Eaton Vance

Tax-Advantaged Bond Strategies Funds

Annual Report

January 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2014

Eaton Vance

Tax-Advantaged Bond Strategies Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

Tax-Advantaged Bond Strategies Short Term Fund	4
Tax-Advantaged Bond Strategies Intermediate Term Fund	6
Tax-Advantaged Bond Strategies Long Term Fund	8

Endnotes and Additional Disclosures	10

Fund Expenses	11

Financial Statements	13

Report of Independent Registered Public Accounting Firm	47

Federal Tax Information	48

Management and Organization	49

Important Notices	51

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the first three months of the fiscal year ended January 31, 2014, interest rates remained near historic lows, driven by highly accommodative monetary policies instituted by central banks around the world. As it had since December 2012, the U.S. Federal Reserve (the Fed) continued to purchase $45 billion of U.S. Treasurys and $40 billion of agency mortgage-backed securities each month. These actions combined to put downward pressure on long-term bond yields, driving investors to look for other sources of income. One beneficiary was the municipal bond market, which rallied during the first three months of the period in response to strong investor demand.

In late May 2013, however, then-Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline in value.

Outflows had a particularly significant effect on the municipal bond market because, unlike other domestic fixed-income asset classes, the municipal market is primarily retail-based and is generally impacted more by the actions of small individual investors than other fixed-income asset classes. Even after the Fed tried to temper its comments and calm the markets, moderating the outflows in other fixed-income asset classes, heavy selling in municipals continued through August 2013, causing a significant increase in municipal bond yields.

The selling abated somewhat in September 2013, after the Fed surprised the markets again by postponing its tapering of QE that many investors had thought was imminent. And while the municipal market continued to experience net outflows through December 2013, the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 had only a muted effect on municipal yields. Investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the fed funds rate near zero for an extended period.

The first month of 2014 saw further good news for bond investors. Equities declined as a result of turmoil in emerging markets and weak U.S. economic numbers, particularly a disappointing December jobs report. Falling equities prompted a “flight to quality” that drove a January rally in Treasurys. Municipal issues rallied more, as municipal performance was amplified by factors that historically have tended to help municipal performance in January: strong demand driven by reinvestment of principal and coupon payments in the face of seasonally light supply. This created a favorable supply-demand imbalance that helped drive up prices.

During the one-year period, additional pressure on the municipal market came from the City of Detroit’s bankruptcy filing on July 18, 2013 and heightened attention to Puerto Rico’s fiscal woes. Although Detroit’s fiscal problems have been well-documented for years and its bankruptcy should not have come as a surprise, the headlines associated with the filing injected additional fear into the municipal bond market. That fear, combined with Puerto Rico’s well-publicized fiscal challenges, drove both institutional and retail investors to sell Puerto Rico bonds, exerting additional downward pressure on the market value of the bonds in late August and September 2013. Prices of Puerto Rico bonds remained at depressed levels through the end of the period on January 31, 2014.

Fund Performance

For the fiscal year ended January 31, 2014, Eaton Vance Tax-Advantaged Bond Strategies (TABS) Short Term Fund and Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund Class A shares at net asset value (NAV) underperformed their respective benchmark indexes. During the same time period, Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund Class A shares at NAV outperformed that Fund’s benchmark.

The TABS Short Term, TABS Intermediate Term and TABS Long Term Funds seek to maximize after-tax total return. The Funds may invest in municipals, Treasury and agency bonds of high quality — generally rated AA6 and above — and of limited, intermediate or long duration7, respectively. Management pursues after-tax total return through relative value trading to take advantage of inefficiencies within the municipal market. Management also strives to add value by crossing over from municipals to U.S. government bonds and vice versa, according to which sector is more attractively valued on an after-tax basis.

For all three Funds, relative value trading was a positive contributor to the Funds’ relative performance versus their respective benchmarks during the 12-month period.

Because municipal bonds were more attractively valued than Treasurys throughout the period, all Funds were 100%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Management’s Discussion of Fund Performance1 — continued

invested in municipals during the fiscal year and the crossover strategy was not employed.

All three Funds maintained a duration very close to that of their respective benchmarks during the period, and duration was not a material factor in the relative performance of any Fund.

Fund-specific Results

For the fiscal year ended January 31, 2014, TABS Short Term Fund Class A shares at NAV returned 0.12%, underperforming the 1.39% return of the Fund’s primary benchmark, the Barclays 5 Year Municipal Bond Index2.

The primary detractor from the Fund’s performance versus its benchmark was yield curve positioning. The Fund was overweight in bonds with 1-2 years and 7-8 years remaining to maturity and underweight in bonds with about 5 years remaining to maturity, relative to the benchmark. However, the yield curve steepened dramatically during the late spring and summer of 2013, causing bonds in the 5-year area, where the Fund was underweight, to outperform bonds in the 7- to 8-year area, where the Fund was overweight. In contrast, relative value trading contributed to the Fund’s performance versus its benchmark.

For the fiscal year ended January 31, 2014, TABS Intermediate Term Fund Class A shares at NAV returned -0.44%, lagging the -0.29% return of the Fund’s primary benchmark, the Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index.

Relative to its benchmark, TABS Intermediate Term Fund was overweight in bonds with maturities longer than 17 years. As the yield curve steepened in the late spring and summer of 2013, those longer-dated bonds performed worse than shorter-maturity issues and the Fund’s yield curve positioning hurt performance versus its benchmark. However, as the yield curve steepened and longer-dated bonds got cheaper and more attractive, management added to the Fund’s overweight in longer-maturity bonds. When the yield curve reversed direction and flattened modestly in late 2013 and January 2014, longer-maturity bonds outperformed, and the Fund’s overweight in that area mitigated some of the losses earlier in the period. For the fiscal year as a whole, however, yield curve positioning — i.e., the Fund’s overweight in longer-maturity bonds — detracted from TABS Intermediate Term Fund’s performance relative to its benchmark. In contrast, relative value trading contributed to the Fund’s performance versus its benchmark, as noted earlier.

For the fiscal year ended January 31, 2014, TABS Long Term Fund Class A shares at NAV returned -1.25%, outperforming the -2.47% return of the Fund’s primary benchmark, the Barclays Municipal Managed Money Long (10+) Year Bond Index.

Relative value trading was the primary contributor to TABS Long Term Fund’s outperformance versus its benchmark. As with TABS Intermediate Term Fund, an overweight in longer-maturity issues was the most significant detractor from performance of TABS Long Term Fund versus its benchmark. Relative to its benchmark, TABS Long Term Fund was underweight in bonds with 10-20 years remaining to maturity and overweight in bonds with 20-30 years remaining to maturity. As the yield curve steepened in the late spring and summer of 2013, that longer-term bias hurt performance versus the benchmark. But as the yield curve steepened and longer-dated bonds got cheaper and more attractive, management added to the Fund’s overweight in longer-maturity bonds. As noted earlier, when the yield curve reversed direction and flattened modestly in late 2013 and January 2014, longer-maturity bonds outperformed. Thus the Fund’s overweight in that area mitigated some of the losses earlier in the period. But for the fiscal year as a whole, the Fund’s overweight in longer-maturity bonds detracted from Long Term Fund’s performance relative to its benchmark.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2014

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/27/2009	12/31/1998	0.12%	2.60%	3.37%
Class A with 2.25% Maximum Sales Charge	—	—	–2.18	2.15	3.14
Class C at NAV	03/27/2009	12/31/1998	–0.61	1.88	3.00
Class C with 1% Maximum Sales Charge	—	—	–1.60	1.88	3.00
Class I at NAV	03/27/2009	12/31/1998	0.46	2.87	3.50
Barclays 5 Year Municipal Bond Index	—	—	1.39%	3.86%	3.98%
Barclays Municipal Managed Money 1–7 Year Bond Index	—	—	1.17	3.09	—

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/27/2009	12/31/1998	–2.22%	—	—
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–0.91	—	—
Class C After Taxes on Distributions	03/27/2009	12/31/1998	–1.65	—	—
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–0.89	—	—
Class I After Taxes on Distributions	03/27/2009	12/31/1998	0.41	—	—
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	0.69	—	—

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.88%	1.63%	0.63%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			0.98%	0.00%	1.23%
SEC 30-day Yield			0.27	–0.46	0.53

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$ 10,000	01/31/2004	$ 13,446	N.A.
Class I	$250,000	01/31/2004	$352,734	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

4

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2014

Fund Profile

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2014

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/01/2010	02/01/2010	–0.44%	—	5.66%
Class A with 2.25% Maximum Sales Charge	—	—	–2.66	—	5.06
Class C at NAV	02/01/2010	02/01/2010	–1.10	—	4.89
Class C with 1% Maximum Sales Charge	—	—	–2.08	—	4.89
Class I at NAV	02/01/2010	02/01/2010	–0.19	—	5.94
Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index	—	—	–0.29%	4.46%	4.23%
Barclays 7 Year Municipal Bond Index	—	—	0.59	4.61	4.63

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A After Taxes on Distributions	02/01/2010	02/01/2010	–2.79%	—	4.84%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–0.97	—	4.13
Class C After Taxes on Distributions	02/01/2010	02/01/2010	–2.22	—	4.67
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–0.96	—	3.82
Class I After Taxes on Distributions	02/01/2010	02/01/2010	–0.33	—	5.72
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	0.54	—	4.88

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.01%	1.76%	0.76%
Net			0.95	1.70	0.70

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.86%	1.12%	2.09%
SEC 30-day Yield			1.48	0.78	1.71

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/01/2010	$12,107	N.A.
Class I	$250,000	02/01/2010	$314,968	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

6

Eaton Vance

Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2014

Fund Profile

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2014

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/01/2010	02/01/2010	–1.25%	—	7.40%
Class A with 4.75% Maximum Sales Charge	—	—	–5.97	—	6.10
Class C at NAV	02/01/2010	02/01/2010	–1.99	—	6.58
Class C with 1% Maximum Sales Charge	—	—	–2.92	—	6.58
Class I at NAV	02/01/2010	02/01/2010	–1.02	—	7.64
Barclays Municipal Managed Money Long (10+) Year Bond Index	—	—	–2.47%	6.37%	5.30%
Barclays 15 Year Municipal Bond Index	—	—	–1.31	6.34	5.35

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A After Taxes on Distributions	02/01/2010	02/01/2010	–7.04%	—	5.00%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–2.30	—	4.85
Class C After Taxes on Distributions	02/01/2010	02/01/2010	–4.04	—	5.48
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–0.82	—	5.08
Class I After Taxes on Distributions	02/01/2010	02/01/2010	–2.15	—	6.52
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	0.67	—	6.13

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.31%	2.07%	1.05%
Net			0.95	1.70	0.70

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			2.92%	2.27%	3.15%
SEC 30-day Yield			2.57	2.20	2.89

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$ 10,000	02/01/2010	$ 12,908	N.A.
Class I	$250,000	02/01/2010	$335,650	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

8

Eaton Vance

Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2014

Fund Profile

See Endnotes and Additional Disclosures in this report.

9

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4–6 years. Barclays Municipal Managed Money 1–7 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1–7 year maturity component of the Barclays Municipal Managed Money Bond Index. The Barclays Municipal Managed Money 1–7 Year Bond Index commenced on January 30, 2009; accordingly the Ten Year return is not available and the index has been excluded from the Growth of $10,000 chart. Barclays Municipal Managed Money Intermediate 1–17 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1–17 year maturity component of the Barclays Municipal Managed Money Bond Index. Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6–8 years. Barclays Municipal Managed Money Long (10+) Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 10+ year maturity component of the Barclays Municipal Managed Money Bond Index. Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12–17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

For the Tax-Advantaged Bond Strategies Short Term Fund, performance prior to the inception date of each share class is that of a private investment partnership (the Predecessor Account). Performance shown prior to the inception of the share class is adjusted for any applicable sales charge, but not adjusted for expense differences between the Predecessor Account and each share class. If adjusted for such differences, the performance would be different. The Predecessor Account was not a mutual fund registered under the Investment Company Act of 1940, as amended (the 1940 Act) or a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), and therefore the Predecessor Account was not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and/or the Code. If such requirements were applicable to the Predecessor Account, the performance shown may have been adversely affected. Performance presented in the financial highlights included in the financial statements is not linked.

After-Tax Returns are not shown for the Five Year and Ten Year periods because the Predecessor Account, unlike a registered investment company, was not required to make annual income distributions to its investors.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement for Tax-Advantaged Bond Strategies Intermediate Term Fund and Tax-Advantaged Bond Strategies Long Term Fund that continues through 5/31/14. Without the reimbursement, performance would have been lower.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Yield reflects the effect of fees waivers and expense reimbursements.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

10

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 – January 31, 2014).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

	Beginning Account Value (8/1/13)	Ending Account Value (1/31/14)	Expenses Paid During Period* (8/1/13 – 1/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,016.40	$4.57	0.90%
Class C	$1,000.00	$1,012.90	$8.37	1.65%
Class I	$1,000.00	$1,018.70	$3.31	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	0.90%
Class C	$1,000.00	$1,016.90	$8.39	1.65%
Class I	$1,000.00	$1,021.90	$3.31	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2013.

11

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Fund Expenses — continued

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund

	Beginning Account Value (8/1/13)	Ending Account Value (1/31/14)	Expenses Paid During Period* (8/1/13 – 1/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,035.30	$4.87	**	0.95%
Class C	$1,000.00	$1,032.40	$8.71	**	1.70%
Class I	$1,000.00	$1,036.60	$3.59	**	0.70%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.84	**	0.95%
Class C	$1,000.00	$1,016.60	$8.64	**	1.70%
Class I	$1,000.00	$1,021.70	$3.57	**	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2013.

**	Absent an allocation of expenses to an affiliate, expenses would be higher.

Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

	Beginning Account Value (8/1/13)	Ending Account Value (1/31/14)	Expenses Paid During Period* (8/1/13 – 1/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,059.30	$4.93	**	0.95%
Class C	$1,000.00	$1,054.50	$8.80	**	1.70%
Class I	$1,000.00	$1,059.70	$3.63	**	0.70%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.84	**	0.95%
Class C	$1,000.00	$1,016.60	$8.64	**	1.70%
Class I	$1,000.00	$1,021.70	$3.57	**	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2013.

**	Absent an allocation of expenses to an affiliate, expenses would be higher.

12

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2014

Portfolio of Investments

Tax-Exempt Municipal Securities — 97.9%

Security	Principal Amount (000’s omitted)	Value

Education — 7.7%
Curators of the University of Missouri, System Facilities Revenue, 5.00%, 11/1/19	$5,000	$5,991,300
Florida Board of Education, Lottery Revenue, 4.00%, 7/1/14	5,000	5,080,900
Florida Board of Education, Lottery Revenue, 5.00%, 7/1/18	14,425	16,813,203
North Penn, PA, School District, 5.00%, 3/1/21	3,010	3,490,516
Pennsylvania Higher Educational Facilities Authority, (Temple University), 5.00%, 4/1/19	750	873,540
Seminole County, FL, School Board, 5.00%, 7/1/20	1,660	1,923,292
University of Arkansas, 4.00%, 12/1/14	810	835,709
University of Arkansas, 4.00%, 12/1/15	670	713,624
University of Iowa Facilities Corp., (Medical Education & Biomedical Research Facility), 3.75%, 6/1/17	1,005	1,105,229
University of Maryland, Auxiliary Facility & Tuition Revenue, 3.00%, 4/1/14	3,120	3,135,132
University of Maryland, Auxiliary Facility & Tuition Revenue, 4.00%, 4/1/14	400	402,608
University of North Carolina System, 5.00%, 5/1/18	1,365	1,582,472
University of Texas, 5.00%, 8/15/23	4,775	5,560,249
Vermont Educational & Health Buildings Financing Agency, (Middlebury College), 5.00%, 11/1/20	1,000	1,193,350
Vermont Educational & Health Buildings Financing Agency, (Middlebury College), 5.00%, 11/1/21	810	965,326
Virginia College Building Authority, Educational Facilities Revenue, 5.00%, 2/1/17	1,850	2,094,884
Virginia Public School Authority, 5.00%, 1/15/19	2,000	2,361,840

		$54,123,174

Electric Utilities — 4.2%
California Department of Water Resources, Power Supply Revenue, 5.00%, 5/1/14	$735	$744,033
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/19	1,250	1,489,325
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/20	5,000	5,972,250
Municipal Electric Authority of Georgia, (Combined Cycle Project), 5.00%, 1/1/18	5,000	5,740,300
Omaha, NE, Public Power District, 3.00%, 2/1/16	950	1,000,778
San Antonio, TX, (Electric and Gas Systems), 5.00%, 2/1/19	7,085	8,384,389
Southern California Public Power Authority, 5.00%, 7/1/20	5,005	5,827,722

		$29,158,797

Escrowed / Prerefunded — 1.6%
Harris County, TX, Prerefunded to 10/1/18, 5.75%, 10/1/23	$770	$934,757
Massachusetts Bay Transportation Authority, Escrowed to Maturity, 4.00%, 7/1/15	870	916,171

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Massachusetts Bay Transportation Authority, Prerefunded to 7/1/18, 5.00%, 7/1/34	$750	$883,028
New Jersey Economic Development Authority, (School Facilities Construction), Prerefunded to 9/1/14, 5.25%, 9/1/29	1,000	1,029,910
North Carolina, Prerefunded to 3/1/15, 5.25%, 3/1/23	830	875,351
Palmdale, CA, Community Redevelopment Agency, Escrowed to Maturity, 8.00%, 3/1/16	1,000	1,159,690
San Benito, TX, Consolidated Independent School District, (PSF Guaranteed), Prerefunded to 2/15/14, 5.00%, 2/15/20	1,095	1,097,091
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road, Escrowed to Maturity, 0.00%, 1/1/20	4,775	4,294,635
Tobacco Settlement Financing Corp., VA, Prerefunded to 6/1/15, 5.625%, 6/1/37	270	289,254

		$11,479,887

General Obligations — 40.5%
Alabama, 5.00%, 8/1/19	$3,250	$3,877,022
Alabama, 5.00%, 8/1/20	3,530	4,228,940
Allen County, IA, Juvenile Justice Center Building Corp., 3.00%, 1/1/15	720	736,538
Allen County, IA, Juvenile Justice Center Building Corp., 3.00%, 7/1/15	695	719,346
Allen County, IA, Juvenile Justice Center Building Corp., 3.00%, 1/1/16	1,020	1,064,288
Atlantic County, NJ, 2.50%, 10/1/14	730	741,549
Barbers Hill, TX, Independent School District, 4.00%, 2/15/23(1)	3,000	3,149,190
Barbers Hill, TX, Independent School District, 4.00%, 2/15/24(1)	4,245	4,414,163
Barbers Hill, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/19	2,010	2,387,277
Beaumont, TX, Independent School District, (PSF Guaranteed), 2.00%, 2/15/14	420	420,311
Bergen County, NJ, 3.25%, 11/1/16	2,195	2,361,403
Berks County, PA, 5.00%, 11/15/22	1,700	1,946,874
Brown County, WI, 4.00%, 11/1/21	620	688,175
Cary, NC, 5.00%, 6/1/18	195	228,704
Cedar Hill, TX, Independent School District, (PSF Guaranteed), 0.00%, 2/15/18	100	94,645
Chattanooga, TN, 5.00%, 10/1/21	1,000	1,202,380
Clark County, WA, Battleground School District No. 119, 4.00%, 12/1/20	1,000	1,127,610
Clark County, WA, Camas School District No. 117, 3.00%, 12/1/15	1,015	1,064,451
Columbia County, GA, School District, 5.00%, 4/1/16	1,000	1,100,960

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Comal County, TX, 4.00%, 2/1/18	$1,200	$1,336,368
Commonwealth of Pennsylvania, 5.00%, 6/1/20	2,725	3,252,342
Crandall, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/14	380	379,464
Crandall, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/16	300	294,822
Crowley, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/1/18	1,675	1,571,937
Dallas, TX, Independent School District, (PSF Guaranteed), 5.50%, 2/15/18	240	283,930
Dare County, NC, 3.00%, 6/1/15	695	720,437
Deer Park, TX, Independent School District, 3.00%, 2/15/15	125	128,686
DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties, IL, Community College District No. 523, (Kishwaukee Community College), 0.00%, 2/1/16	500	491,730
Del Mar College District, TX, 4.00%, 8/15/16	1,000	1,090,520
Denton, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/15	825	819,918
Eagle Mountain & Saginaw, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/20	155	133,931
El Camino, CA, Community College District, 0.00%, 8/1/17	1,390	1,337,708
El Camino, CA, Community College District, 0.00%, 8/1/18	2,280	2,142,653
El Dorado, CA, Union High School District, 0.00%, 8/1/18	110	100,240
El Dorado, CA, Union High School District, 0.00%, 8/1/21	45	35,000
El Dorado, CA, Union High School District, 0.00%, 8/1/22	100	73,471
Fairfax County, VA, 4.00%, 4/1/23	1,000	1,085,520
Fitchburg, MA, 4.00%, 12/1/16	570	622,280
Frisco, TX, 4.00%, 2/15/19	155	175,672
Garland, TX, Independent School District, (PSF Guaranteed), 0.00%, 2/15/16	1,525	1,510,177
Garland, TX, Independent School District, (PSF Guaranteed), 3.00%, 2/15/16	200	200,476
Garland, TX, Independent School District, (PSF Guaranteed), 3.00%, 2/15/18	300	300,588
Georgia, 5.00%, 5/1/15	315	334,080
Georgia, 5.00%, 7/1/20	5,160	5,962,432
Georgia, 5.00%, 7/1/22	4,500	5,168,520
Georgia, 5.75%, 8/1/14	500	514,140
Glasscock County, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/23(1)	500	579,410
Grand Blanc, MI, Community Schools, 4.00%, 5/1/15	600	627,558
Guilford County, NC, Series A, 5.00%, 3/1/19	3,000	3,569,100
Guilford County, NC, Series A, 5.00%, 8/1/19	1,265	1,515,609
Guilford County, NC, Series C, 5.00%, 4/1/18	1,220	1,425,472
Guilford County, NC, Series D, 5.00%, 8/1/19	10,190	12,208,741
Gull Lake, MI, Community Schools, 4.00%, 5/1/19	1,045	1,178,008

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Gull Lake, MI, Community Schools, 5.00%, 5/1/20	$1,465	$1,727,836
Hartford County, CT, Metropolitan District, 5.00%, 7/15/18	4,250	4,994,217
Hutto, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/1/17	390	375,149
Irving, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/17	420	463,239
Kenston Local School District, OH, 4.00%, 12/1/14	765	788,287
Lake County, IL, Community College District No. 532, 4.00%, 6/1/21	4,230	4,693,143
Lake County, IL, Community College District No. 532, 4.00%, 6/1/22	2,300	2,526,435
Leander, TX, Independent School District, 0.00%, 8/15/17	1,240	1,192,694
Leander, TX, Independent School District, 0.00%, 8/15/18	2,240	2,096,237
Leander, TX, Independent School District, 0.00%, 8/15/20	3,000	2,574,270
Leander, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/15	400	398,008
Lewisville, TX, Independent School District, 5.00%, 8/15/18	1,365	1,600,422
Lexington, MA, 5.00%, 2/15/14	1,095	1,097,091
Lone Star College System, TX, 5.00%, 2/15/19	450	529,092
Lone Star College System, TX, 5.00%, 2/15/20	720	846,850
Manhattan Beach, CA, Unified School District, 3.00%, 9/1/20	350	377,874
Maricopa County, AZ, Community College District, 2.00%, 7/1/14	2,845	2,867,447
Maryland, 5.00%, 3/1/16	150	164,637
Maryland, 5.00%, 3/1/19	5,465	6,501,710
Maryland, 5.00%, 8/1/19	4,250	5,091,967
Massachusetts, 4.00%, 1/1/15	500	517,650
Massachusetts, 5.00%, 8/1/17	2,500	2,874,450
Mecklenburg County, NC, 4.00%, 12/1/19	1,900	2,180,307
Mecklenburg County, NC, 5.00%, 12/1/19	7,605	9,152,009
Metro, OR, Regional Center, 5.00%, 6/1/19	1,000	1,193,820
Middlesex County, NJ, 2.00%, 6/1/14	3,510	3,532,078
Middlesex County, NJ, 2.50%, 6/1/15	3,295	3,395,333
Middlesex County, NJ, Improvement Authority, (Capital Equipment and Improvement), 3.00%, 10/15/15	1,185	1,238,526
Minnesota, 4.00%, 8/1/16	1,750	1,907,622
Minnesota, 4.00%, 8/1/19	3,000	3,431,970
Minnesota, 5.00%, 6/1/18	1,000	1,171,910
Minnesota, 5.00%, 8/1/18	90	105,859
Minnesota, 5.00%, 8/1/21	3,275	3,947,325
Mississippi, 5.00%, 10/1/21	750	859,733
Mississippi Development Bank, Special Obligation Bond, (Laurel Highway), 4.00%, 1/1/21	1,515	1,666,076
Monmouth County, NJ, 4.00%, 12/1/16	1,095	1,204,522
Montclair, NJ, 2.00%, 3/1/14	1,205	1,206,844
Montclair, NJ, 3.00%, 3/1/15	1,285	1,323,704

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Montclair, NJ, 3.00%, 3/1/16	$1,365	$1,439,488
Montclair, NJ, (School Bond Revenue Act), 3.00%, 3/1/14	800	801,896
Montclair, NJ, (School Bond Revenue Act), 3.00%, 3/1/15	835	860,150
Montclair, NJ, (School Bond Revenue Act), 3.00%, 3/1/16	870	917,476
Morris County, NJ, 5.00%, 2/15/17	1,650	1,870,044
Morris County, NJ, 5.00%, 2/15/19	1,720	2,038,888
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/23	945	691,324
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/24	900	644,319
New Hanover County, NC, 5.00%, 12/1/18	430	509,752
North Carolina, 5.00%, 5/1/19	1,240	1,479,642
Northside, TX, Independent School District, (PSF Guaranteed), 3.00%, 8/1/15	265	276,114
Ocean County, NJ, 3.00%, 9/1/14	775	787,516
Ocean County, NJ, 3.00%, 8/1/16	1,255	1,336,839
Ocean County, NJ, 4.00%, 9/1/15	1,250	1,322,888
Ohio, 4.00%, 9/1/15	935	990,492
Ohio, 5.00%, 9/15/15	500	538,695
Ohio, 5.00%, 3/1/19	1,500	1,777,770
Ohio, 5.00%, 9/15/19	1,100	1,314,478
Ohio, 5.50%, 6/15/20	500	574,555
Oklahoma County, OK, Independent School District No. 12 Edmond, 2.00%, 3/1/15	2,500	2,545,525
Oklahoma County, OK, Independent School District No. 89 Oklahoma City, 2.00%, 7/1/15	3,670	3,755,217
Osseo, MN, Independent School District No. 279, 4.00%, 2/1/20	450	495,315
Pennsylvania, 5.00%, 2/15/17	2,500	2,834,400
Pennsylvania, 5.00%, 2/15/19	2,000	2,364,100
Pima County, AZ, 4.00%, 7/1/18	2,400	2,697,576
Reedy Creek, FL, Improvement District, 5.00%, 6/1/20	1,000	1,173,600
Roma, TX, Independent School District, (PSF Guaranteed), 0.00%, 2/15/15	235	234,051
Saint Augustine, FL, Capital Improvement, 3.00%, 10/1/16	100	105,751
Saint Augustine, FL, Capital Improvement, 3.00%, 10/1/18	275	291,599
Saint Augustine, FL, Capital Improvement, 3.00%, 10/1/21	30	30,010
Salt Lake City, UT, 4.00%, 6/15/19	1,550	1,772,223
San Antonio, TX, 4.00%, 8/1/15	800	845,896
San Diego, CA, Community College District, 0.00%, 8/1/18	285	264,623
San Diego, CA, Community College District, 0.00%, 8/1/20	105	89,222
Schertz-Cibolo-Universal City, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/22	1,500	1,708,665
Seminole, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/23	1,000	1,111,140
South Carolina, 5.00%, 7/1/19	1,500	1,795,005

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Spring Branch, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/18	$1,875	$2,178,994
St. Louis County, MO, School District C-2 Parkway, 5.00%, 3/1/21	645	772,955
St. Mary’s County, MD, 3.00%, 7/15/15	920	957,821
Suffolk, VA, 4.00%, 8/1/18	500	565,480
Sumner County, TN, 3.00%, 6/1/16	1,000	1,061,680
Sumner County, TN, 5.00%, 6/1/16	3,000	3,324,360
Tarrant County, TX, 5.00%, 7/15/19	535	638,747
Texas, 5.00%, 10/1/20	1,000	1,142,290
Tomball, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/20	50	53,272
Tyler, TX, Independent School District, 4.00%, 2/15/14	130	130,198
United Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/15	1,755	1,885,361
Utah, 5.00%, 7/1/18	10,000	11,754,700
Utah, 5.00%, 7/1/19	5,000	5,986,250
Utah, Series A, 5.00%, 7/1/19	9,495	11,367,889
Virginia Beach, VA, 5.00%, 3/15/19	1,540	1,831,768
Virginia Beach, VA, 5.00%, 7/15/19	1,000	1,196,200
Wake County, NC, 5.00%, 3/1/14	1,880	1,887,708
Wake County, NC, 5.00%, 3/1/23	2,120	2,420,955
Washington, 5.00%, 7/1/22	5,000	5,724,350
Washington, Suburban Sanitary District, MD, (Consolidated Public Improvement), 5.00%, 6/1/20	5,000	5,877,550
Whitney, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/21	420	342,241
Wink-Loving, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/18	500	501,350
Wink-Loving, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/19	815	817,184
Wisconsin, 5.00%, 5/1/18(1)	5,000	5,841,950
Wisconsin, 5.00%, 5/1/19(1)	1,700	2,016,489
Wisconsin, 5.00%, 11/1/20	1,000	1,197,550
Wisconsin, 5.00%, 5/1/21(1)	1,805	2,154,719
Yellowstone County, MT, School District No. 2, 5.00%, 6/15/22	1,150	1,374,457

		$283,831,821

Health Care — 0.0%(2)
Connecticut Health and Educational Facilities Authority, (Lawrence & Memorial Hospital), 5.00%, 7/1/18	$85	$97,353

		$97,353

15	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital — 9.4%
Beaver County, PA, Hospital Authority, (Heritage Valley Health System), 5.00%, 5/15/14	$1,895	$1,920,791
Beaver County, PA, Hospital Authority, (Heritage Valley Health System), 5.00%, 5/15/15	1,435	1,519,005
Fairfax County, VA, Industrial Development Authority, (Inova Health System), 4.00%, 5/15/15	200	209,832
Florence County, SC, Hospital Revenue, (McLeod Regional Medical Center), 5.00%, 11/1/18	870	1,009,122
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/16	1,160	1,279,608
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/17	2,355	2,671,465
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/20	445	519,760
Harris County, TX, Cultural Education Facilities Finance Corp., (The Methodist Hospital System), 5.25%, 12/1/17	150	173,841
Indiana Finance Authority Hospital Revenue, (Indiana University Health), 5.00%, 3/1/19	5,000	5,770,400
Indiana Finance Authority Hospital Revenue, (Indiana University Health), 5.00%, 3/1/20	6,395	7,383,027
Indiana Finance Authority Hospital Revenue, (Jackson County Schneck Memorial Hospital), 5.00%, 2/15/18	1,250	1,384,675
Massachusetts Health & Educational Facilities Authority, (Partners Healthcare System), 5.00%, 7/1/22	1,000	1,124,750
Monroe County, NY, Industrial Development Corp., (Rochester General Hospital), 3.00%, 12/1/14	550	561,259
Monroe County, NY, Industrial Development Corp., (Rochester General Hospital), 3.00%, 12/1/15	415	431,861
New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 4.00%, 7/1/15	225	237,040
New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 4.00%, 7/1/16	225	243,977
New York Dormitory Authority, (Mount Sinai Hospital), 5.00%, 7/1/19	2,360	2,742,768
New York Dormitory Authority, (Mount Sinai Hospital), 5.00%, 7/1/22	2,000	2,241,800
New York Dormitory Authority, (New York Downtown Hospital), 5.00%, 2/15/16	525	573,232
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/18	785	915,106
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/19	575	676,217
San Benito, CA, Health Care District, 3.00%, 3/1/16	250	261,395
San Benito, CA, Health Care District, 4.00%, 3/1/17	400	435,456
San Benito, CA, Health Care District, 4.00%, 3/1/18	300	329,355
San Benito, CA, Health Care District, 4.00%, 3/1/19	600	664,668
St. Mary Hospital Authority, PA, Health System, (Catholic Health East), 5.00%, 11/15/22	5,000	5,610,150

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/17	$800	$912,880
Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/19	1,250	1,462,675
Tarrant County Cultural Education Facilities Finance Corp., TX, (Scott & White Healthcare), 5.00%, 8/15/19	1,295	1,513,842
Tarrant County, TX, Hospital District, 5.00%, 8/15/20	1,655	1,908,198
Wisconsin Health and Educational Facilities Authority, (Hospital Sisters Services Obligation), 4.00%, 8/15/17	1,000	1,108,860
Wisconsin Health and Educational Facilities Authority, (Hospital Sisters Services Obligation), 4.00%, 8/15/19	1,000	1,111,340
Wisconsin Health and Educational Facilities Authority, (Hospital Sisters Services Obligation), 5.00%, 8/15/16	1,000	1,109,830
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), 5.00%, 8/15/18	1,190	1,358,349
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 2.00%, 8/15/15	330	338,095
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 3.00%, 8/15/17	135	143,276
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 3.00%, 8/15/18	365	387,046
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 5.00%, 8/15/18	1,695	1,925,469
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/17	1,440	1,651,882
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/18	2,185	2,535,845
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/19	3,630	4,284,090
Yuma, AZ, Industrial Development Authority, (Yuma Regional Medical Center), 5.00%, 8/1/19(1)	400	455,088
Yuma, AZ, Industrial Development Authority, (Yuma Regional Medical Center), 5.00%, 8/1/20(1)	1,130	1,272,629
Yuma, AZ, Industrial Development Authority, (Yuma Regional Medical Center), 5.00%, 8/1/23(1)	635	691,940
Yuma, AZ, Industrial Development Authority, (Yuma Regional Medical Center), 5.00%, 8/1/24(1)	850	919,198

		$65,981,092

Housing — 1.6%
Minnesota Housing Finance Agency, 2.35%, 7/1/21	$595	$592,209
Virginia Housing Development Authority, 0.80%, 10/1/16	100	100,614
Virginia Housing Development Authority, 1.00%, 10/1/17	230	230,787
Virginia Housing Development Authority, 1.10%, 4/1/17	2,200	2,221,670
Virginia Housing Development Authority, 1.30%, 4/1/18	25	25,140
Virginia Housing Development Authority, 1.45%, 10/1/17	500	508,530
Virginia Housing Development Authority, 1.45%, 10/1/18	1,025	1,032,052

16	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing (continued)
Virginia Housing Development Authority, 1.60%, 7/1/17	$460	$471,679
Virginia Housing Development Authority, 1.70%, 10/1/18	100	101,816
Virginia Housing Development Authority, 1.70%, 4/1/19	2,385	2,411,664
Virginia Housing Development Authority, 1.90%, 10/1/18	1,000	1,027,190
Virginia Housing Development Authority, 1.95%, 10/1/19	1,100	1,119,866
Virginia Housing Development Authority, 2.05%, 7/1/18	230	238,089
Virginia Housing Development Authority, 2.10%, 10/1/19	420	430,983
Virginia Housing Development Authority, 2.40%, 10/1/20	465	475,156

		$10,987,445

Industrial Development Revenue — 0.4%
Ohio, 5.00%, 6/1/19	$800	$931,304
Tulsa County, OK, Industrial Authority Capital Improvements, 4.00%, 5/15/15	2,000	2,096,260

		$3,027,564

Insured – Education — 0.7%
Collier County, FL, School Board, (AGM), 5.00%, 2/15/22	$1,525	$1,640,412
Palm Beach County, FL, School District, (AGM), 5.00%, 8/1/22	3,000	3,291,810

		$4,932,222

Insured – Electric Utilities — 0.4%
New York Power Authority, (NPFG), 5.00%, 11/15/21	$1,550	$1,764,721
Public Power Generation Agency, NE, (Whelan Energy Center), (AGC), (AMBAC), 5.00%, 1/1/18	1,145	1,266,027

		$3,030,748

Insured – Escrowed / Prerefunded — 0.8%
Anchorage, AK, (NPFG), Prerefunded to 3/1/15, 5.00%, 3/1/19	$250	$262,873
Cook County, IL, Community High School District No. 219, Niles Township, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	2,000	2,450,160
Illinois State Toll Highway Authority, (AGM), Prerefunded to 7/1/16, 5.00%, 1/1/31	360	399,834
Massachusetts, (AGM), Prerefunded to 12/1/14, 5.00%, 11/1/24	375	389,790
Mount Union, PA, Area School District, (AGC), Prerefunded to 3/1/14, 4.60%, 3/1/25	1,000	1,003,740
Oregon Department of Administrative Services, (AGM), Prerefunded to 5/1/14, 5.00%, 5/1/17	1,235	1,250,116

		$5,756,513

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 2.2%
Clackamas County, OR, School District No. 12, (AGM), 5.00%, 6/15/23	$6,420	$7,160,868
Forsyth County, GA, School District, (AGM), 5.00%, 2/1/15	5,000	5,242,850
Long Beach, CA, Community College District, (Election of 2002), (NPFG), 0.00%, 5/1/23	2,000	1,444,400
Riverside County, CA, Alvord Unified School District, (Election of 2012), (AGM), 5.00%, 8/1/18	170	196,248
Travis County, TX, Water Control & Improvement District No. 17, (BAM), 0.00%, 11/1/17	500	473,295
Washington, (NPFG), 0.00%, 6/1/21	620	516,776
Washington, (XLCA), 0.00%, 12/1/16	200	196,004

		$15,230,441

Insured – Hospital — 0.2%
Carbon County, PA, Hospital Authority, (AGM), 3.00%, 11/15/15	$1,000	$1,036,180
Carbon County, PA, Hospital Authority, (AGM), 4.00%, 11/15/17	535	582,171

		$1,618,351

Insured – Lease Revenue / Certificates of Participation — 1.7%
Orange County, FL, School Board, (NPFG), 5.00%, 8/1/19	$6,500	$6,936,475
Palm Beach County, FL, School Board, (AGM), 5.00%, 8/1/23	4,655	5,097,132

		$12,033,607

Insured – Public Power / Electric Utilities — 0.2%
Greenville, NC, Utilities Commission, (AGM), 5.00%, 11/1/22	$1,060	$1,194,450

		$1,194,450

Insured – Special Tax Revenue — 0.3%
Hamilton County, OH, Sales Tax, (AMBAC), 5.00%, 12/1/20	$1,600	$1,772,864

		$1,772,864

Insured – Transportation — 1.3%
Central Puget Sound, WA, Regional Transportation Authority, (NPFG), 5.25%, 2/1/15	$1,865	$1,960,003
Florida Department of Transportation, (NPFG), 5.00%, 7/1/22	5,350	5,942,512
New York Thruway Authority, (AMBAC), 5.00%, 4/1/21	1,325	1,421,924

		$9,324,439

Insured – Water and Sewer — 0.2%
New Mexico Finance Authority, (NPFG), 5.00%, 6/15/19	$1,050	$1,151,860

		$1,151,860

17	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation — 2.8%
Cupertino, CA, 3.00%, 7/1/19	$820	$888,429
Montgomery County, MD, Lease Revenue Project, 5.00%, 6/1/18	2,395	2,780,883
Montgomery County, MD, Lease Revenue Project, 5.00%, 6/1/19	2,420	2,852,067
Montgomery County, MD, Lease Revenue Project, 5.00%, 6/1/20	610	719,861
Orange County, FL, School Board, 5.00%, 8/1/14	3,320	3,399,713
Orange County, FL, School Board, 5.00%, 8/1/15	5,000	5,339,700
Orange County, FL, School Board, 5.00%, 8/1/17	540	608,207
Orange County, FL, School Board, 5.00%, 8/1/18	675	779,969
Orange County, FL, School Board, 5.00%, 8/1/19	750	876,623
Virginia Resources Authority Infrastructure Revenue, (Pooled Funding Program), 4.00%, 11/1/19	1,000	1,142,200

		$19,387,652

Other Revenue — 5.1%
Illinois Educational Facilities Authority, (University of Chicago), 1.875% to 2/12/15 (Put Date), 7/1/36	$3,525	$3,582,845
Illinois Unemployment Insurance Fund Building Receipts Revenue, 5.00%, 6/15/19	4,500	4,768,605
Illinois Unemployment Insurance Fund Building Receipts Revenue, 5.00%, 12/15/19	4,000	4,237,080
Illinois Unemployment Insurance Fund Building Receipts Revenue, 5.00%, 6/15/20	2,040	2,118,968
Michigan Finance Authority, (Unemployment Obligation Assessment), 5.00%, 7/1/22	4,520	4,947,683
Michigan Finance Authority, (Unemployment Obligation Assessment), 5.00%, 1/1/23	3,930	4,217,912
Tobacco Settlement Financing Corp., NY, 5.00%, 6/1/21	5,000	5,457,150
Tobacco Settlement Financing Corp., NY, 5.00%, 6/1/22	5,000	5,571,850
Virginia Public Building Authority, Public Facilities Revenue, 5.00%, 8/1/15	1,085	1,162,990

		$36,065,083

Special Tax Revenue — 7.0%
Catawba, NC, Limited Obligation Bonds, 4.00%, 10/1/16	$1,045	$1,139,708
Collier County, FL, Special Obligation, 5.00%, 10/1/15	2,605	2,806,106
Hoover, AL, Board of Education, 5.00%, 2/15/19	2,155	2,508,355
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/15	3,000	3,208,260
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/16	3,250	3,622,125
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/18	5,750	6,786,323

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Metropolitan Pier & Exposition Authority, IL, (McCormick Place), 5.00%, 12/15/22	$1,000	$1,116,100
New Mexico, Severance Tax, 5.00%, 7/1/15	1,425	1,521,815
New York Dormitory Authority, 5.00%, 3/15/18	2,000	2,329,180
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/19	5,000	5,903,100
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/21	5,000	5,935,850
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.00%, 11/1/21(1)	2,000	2,386,400
Phoenix, AZ, Civic Improvement Corp., Excise Tax Revenue, 5.00%, 7/1/19	4,665	5,520,654
Portland, OR, Gas Tax Revenue, 5.00%, 2/1/20	1,325	1,572,616
Regional Public Transportation Authority, AZ, Excise Tax Revenue, (Maricopa County Public Transportation Fund), 5.00%, 7/1/17	145	166,357
Regional Public Transportation Authority, AZ, Excise Tax Revenue, (Maricopa County Public Transportation Fund), 5.25%, 7/1/21	1,000	1,215,710
Westminster, CO, Sales & Use Tax, 5.00%, 12/1/19	1,135	1,350,332

		$49,088,991

Transportation — 5.7%
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/16	$1,000	$1,120,050
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/17	1,000	1,148,740
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/19	2,500	2,944,650
Florida Department of Transportation, 5.00%, 7/1/22	1,000	1,126,850
Florida Department of Transportation, Series C, 5.00%, 7/1/22(1)	2,500	2,973,875
Kansas Department of Transportation, 4.00%, 9/1/15	1,000	1,060,280
Maryland Department of Transportation, 4.00%, 5/15/16	1,305	1,414,215
Maryland Department of Transportation, 5.25%, 12/15/17	1,900	2,227,655
Mesa, AZ, Highway Revenue, 5.00%, 7/1/20	1,225	1,301,097
Mesa, AZ, Highway Revenue, 5.00%, 7/1/21	1,550	1,644,705
New Jersey Turnpike Authority, 5.00%, 1/1/22	3,325	3,714,623
New York Thruway Authority, 5.00%, 5/1/19	9,000	10,476,630
New York Thruway Authority, 5.00%, 4/1/21	1,010	1,197,860
Ohio Turnpike Commission, 5.00%, 2/15/20	1,345	1,565,997
Ohio, Major New State Infrastructure, 5.50%, 6/15/14	405	412,979
San Bernardino County, CA, Transportation Authority, 4.00%, 3/1/22	425	479,154
Texas Transportation Commission, 5.00%, 4/1/23	4,635	5,066,982

		$39,876,342

18	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Short Term Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 3.9%
Alabama Drinking Water Finance Authority, 3.00%, 8/15/14	$3,135	$3,183,373
California Department of Water Resources, 5.00%, 12/1/24	1,965	2,240,984
East Bay, CA, Municipal Utility District, Water System Revenue, 5.00%, 6/1/14	1,145	1,163,755
East Bay, CA, Municipal Utility District, Water System Revenue, 5.00%, 6/1/15	3,510	3,737,975
Garland, TX, Water & Sewer System, 2.00%, 3/1/17	295	307,561
Gwinnett County, GA, Water and Sewer Authority, 4.00%, 8/1/16	500	545,035
Honolulu, HI, City and County Wastewater System, 5.00%, 7/1/22	500	567,300
Indiana Finance Authority, 5.00%, 2/1/23	1,000	1,148,730
Michigan Finance Authority, (Revolving Fund - Clean Water), 5.00%, 10/1/19	1,455	1,741,533
Michigan Municipal Bond Authority, (Revolving Fund - Clean Water), 5.00%, 10/1/19	1,975	2,219,900
Ohio Water Development Authority, Water Pollution Control, (Water Quality), 5.00%, 12/1/19	1,020	1,222,317
Ohio Water Development Authority, Water Pollution Control, (Water Quality), 5.00%, 12/1/21	2,000	2,370,500
Seattle, WA, Solid Waste Revenue, 5.00%, 8/1/19	175	207,233
Seattle, WA, Water System, 5.00%, 9/1/20	1,000	1,197,430
Tohopekaliga Water Authority, FL, Utility System, 5.00%, 10/1/19	1,165	1,386,711
Tohopekaliga Water Authority, FL, Utility System, 5.00%, 10/1/20	1,705	2,033,554
West Harris County, TX, Regional Water Authority, 4.00%, 12/15/19	455	505,992
West Harris County, TX, Regional Water Authority, 4.00%, 12/15/20	1,300	1,431,651

		$27,211,534

Total Tax-Exempt Municipal Securities — 97.9% (identified cost $668,575,055)		$686,362,230

Taxable Municipal Securities — 0.0%(2)

Security	Principal Amount (000’s omitted)	Value

Education — 0.0%(2)
Virginia Public School Authority, 4.167%, 8/1/18	$225	$246,150

Total Taxable Municipal Securities — 0.0%(2) (identified cost $225,000)		$246,150

Total Investments — 97.9% (identified cost $668,800,055)		$686,608,380

Other Assets, Less Liabilities — 2.1%		$14,479,055

Net Assets — 100.0%		$701,087,435

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BAM	–	Build America Mutual Assurance Co.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
XLCA	–	XL Capital Assurance, Inc.

At January 31, 2014, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	10.9%
Others, representing less than 10% individually	87.0%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2014, 8.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from less than 0.05% to 4.0% of total investments.

(1)	When-issued security.

(2)	Amount is less than 0.05%.

19	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2014

Portfolio of Investments

Tax-Exempt Investments — 92.8%

Security	Principal Amount (000’s omitted)	Value

Education — 5.9%
Alabama Public School and College Authority, 5.00%, 12/1/24	$2,500	$2,832,225
Glasscock County, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/28(1)	500	564,330
Glasscock County, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/29(1)	865	973,670
Glasscock County, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/30(1)	1,120	1,253,157
New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/26	7,500	8,989,350
New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/30	335	379,843
University of Colorado, Enterprise Revenue, 5.00%, 6/1/18	500	584,790
University of Colorado, Enterprise Revenue, 5.00%, 6/1/26	1,165	1,320,399

		$16,897,764

Electric Utilities — 3.0%
Huntsville, AL, Electric System Revenue, 5.00%, 12/1/24	$545	$622,744
Municipal Electric Authority of Georgia, (Combined Cycle Project), 5.00%, 11/1/20	1,000	1,170,000
Nebraska Public Power District, 5.00%, 1/1/19	1,000	1,178,010
Nebraska Public Power District, 5.00%, 1/1/21	1,405	1,646,758
Omaha Public Power District, NE, 5.00%, 2/1/29	860	959,820
Snohomish County, WA, Public Utility District No. 1, 5.00%, 12/1/18	1,680	1,974,975
Southern California Public Power Authority, (Southern Transmission Project), 5.00%, 7/1/23	1,000	1,137,040

		$8,689,347

Escrowed / Prerefunded — 1.0%
Cypress-Fairbanks, TX, Independent School District, (PSF Guaranteed), Prerefunded to 2/15/14, 5.125%, 2/15/24	$1,320	$1,322,587
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/26	2,350	1,594,757
University of Texas, Prerefunded to 8/15/16, 5.00%, 8/15/18	20	22,299

		$2,939,643

General Obligations — 34.1%
Addison, TX, 5.00%, 2/15/24	$460	$534,837
Arlington County, VA, 5.00%, 8/15/14	3,565	3,659,401
Bloomfield, CT, 4.00%, 10/15/20	90	101,735
Clark County, WA, Evergreen School District No. 114, 3.00%, 6/1/17	2,000	2,153,680
Commonwealth of Massachusetts, 5.00%, 10/1/24	425	496,757
Connecticut, 5.00%, 12/1/20	50	55,894

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Conroe, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/24	$1,000	$1,170,720
Edgewood City, OH, School District, 5.25%, 12/1/33	4,500	5,021,550
Edgewood, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/22	1,515	1,816,424
Florida Board of Education, 5.00%, 1/1/22	3,820	4,399,991
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/25	7,500	8,588,625
Forsan, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/31	1,560	1,663,194
Grand Blanc, MI, Community Schools, 5.00%, 5/1/20	1,280	1,509,645
Grand Prairie, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/22	2,180	2,433,970
Groton, CT, 4.00%, 7/15/19	50	56,793
Hamilton County, TN, 5.00%, 1/1/18	500	580,705
Hempfield, PA, School District, 5.00%, 10/15/27	1,000	1,107,860
Houston, TX, Community College System, 5.25%, 2/15/25	1,000	1,153,640
Howard County, MD, 5.00%, 8/15/19	2,000	2,392,820
Lake County, IL, Township High School District No. 113-Highland Park, (School Building), 5.00%, 1/1/34	2,300	2,475,467
Las Vegas Valley Water District, NV, 5.00%, 2/1/27	900	988,074
Leander, TX, Independent School District, 0.00%, 8/15/20	1,955	1,677,566
Leander, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/35(1)	11,835	4,071,477
Lynchburg, VA, 3.00%, 12/1/16	250	267,682
Maryland, 5.00%, 3/1/16	7,250	7,957,455
Mecklenburg County, NC, 5.00%, 3/1/19	50	59,485
Mississippi, 5.00%, 12/1/33	1,000	1,110,210
Mississippi Development Bank, Special Obligation Bond, (Laurel Highway), 4.00%, 1/1/23	1,000	1,073,250
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/25	2,215	1,512,225
New Braunfels, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/26	120	135,662
New York, 5.00%, 2/15/20	1,210	1,447,378
North Charleston, SC, Sewer District, 4.00%, 1/1/23	1,000	1,089,740
Orange Beach, AL, 5.00%, 2/1/24	1,270	1,466,177
Oregon, 5.00%, 11/1/21	1,710	2,052,701
Reedy Creek Improvement District, FL, 5.00%, 6/1/21	1,500	1,758,330
Richardson, TX, 5.00%, 2/15/20	50	59,564
Rowland, CA, Unified School District, 5.00%, 8/1/26	1,000	1,129,700
Rowland, CA, Unified School District, 5.00%, 8/1/30	1,000	1,100,390
Saint Augustine, FL, Capital Improvement, 3.00%, 10/1/22	70	68,569
Saint Augustine, FL, Capital Improvement, 3.00%, 10/1/23	175	167,976
Saint Augustine, FL, Capital Improvement, 4.00%, 10/1/24	160	165,046
Saint Augustine, FL, Capital Improvement, 4.00%, 10/1/26	125	126,724

20	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
South Texas Community College District, 5.00%, 8/15/23(1)	$1,560	$1,834,732
St. Louis County, MO, School District C-2 Parkway, 5.00%, 3/1/21	1,000	1,198,380
Tamalpais, CA, Union High School District, 5.00%, 8/1/24	1,225	1,439,828
Tamalpais, CA, Union High School District, 5.00%, 8/1/25	1,000	1,162,950
Tatum, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/30	515	566,691
Texas, 5.00%, 4/1/21	3,000	3,601,530
Utah, 5.00%, 7/1/19	2,525	3,023,056
Vermont, 5.00%, 8/15/23	1,085	1,273,616
Washington, 5.00%, 7/1/22	1,490	1,747,144
Washington, 5.00%, 7/1/24	850	985,175
Wisconsin, 5.00%, 5/1/18(1)	5,000	5,841,950
Wisconsin, 5.00%, 5/1/19(1)	3,500	4,151,595

		$97,685,736

Hospital — 8.0%
Allen County, OH, Hospital Facilities (Catholic Health Partners), 5.00%, 5/1/21	$1,265	$1,450,145
Fairfax County, VA, Industrial Development Authority, (Inova Health System), 5.00%, 5/15/37	1,500	1,575,135
Kansas Development Finance Authority, (Adventist Health System), 5.00%, 11/15/28	5,090	5,522,446
Kansas Development Finance Authority, (Adventist Health System), 5.00%, 11/15/32	2,130	2,246,021
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health Care), 5.00%, 5/15/18	1,000	1,167,110
Massachusetts Development Finance Agency, (Partners Healthcare System), 5.00%, 7/1/24	1,000	1,162,540
Massachusetts Development Finance Agency, (Partners Healthcare System), 5.00%, 7/1/26	1,500	1,668,075
Massachusetts Health and Educational Facilities Authority, (Partners Healthcare System), 5.25%, 7/1/29	1,000	1,074,150
Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/35	1,000	1,028,320
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/24	50	57,132
Tarrant County, TX, Cultural Education Facilities Finance Corp., (Methodist Hospitals of Dallas), 5.00%, 10/1/20	1,500	1,749,945
Wisconsin Health and Educational Facilities Authority, (Ascension Health Senior Credit Group), 5.00%, 11/15/33	2,500	2,637,825
Yuma, AZ, Industrial Development Authority, (Yuma Regional Medical Center), 5.00%, 8/1/22(1)	1,000	1,096,630
Yuma, AZ, Industrial Development Authority, (Yuma Regional Medical Center), 5.00%, 8/1/23(1)	500	544,835

		$22,980,309

Security	Principal Amount (000’s omitted)	Value

Housing — 0.2%
Virginia Housing Development Authority, 2.45%, 7/1/19	$500	$523,445

		$523,445

Insured – Education — 1.0%
Palm Beach County, FL, School District, (AGM), 5.00%, 8/1/22	$2,725	$2,990,061

		$2,990,061

Insured – Escrowed / Prerefunded — 2.4%
Cook County, IL, Community High School District No. 219, Niles Township, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	$2,000	$2,450,160
New Mexico Finance Authority, (AMBAC), Prerefunded to 6/1/14, 5.00%, 6/1/23	1,000	1,016,090
Salt Lake and Sandy, UT, Metropolitan Water District, (AMBAC), Prerefunded to 7/1/14, 5.00%, 7/1/17	1,230	1,255,018
Simi Valley, CA, Unified School District, (NPFG), Prerefunded to 8/1/14, 5.00%, 8/1/28	2,000	2,048,580

		$6,769,848

Insured – General Obligations — 0.9%
Frisco, TX, (AGM), 5.50%, 2/15/29	$1,190	$1,333,133
Long Beach, CA, Community College District, (Election of 2002), (NPFG), 0.00%, 5/1/23	1,480	1,068,856
Texas Transportation Commission, (NPFG), 5.00%, 4/1/29	250	260,883
West Virginia, (NPFG), 5.20%, 11/1/26	25	29,394

		$2,692,266

Insured – Lease Revenue / Certificates of Participation — 1.5%
Palm Beach County, FL, School Board, (AGM), 5.00%, 8/1/23	$4,000	$4,379,920

		$4,379,920

Insured – Water and Sewer — 4.5%
King County, WA, Sewer Revenue, (AGM), 5.00%, 1/1/36	$5,000	$5,313,400
Massachusetts Water Resources Authority, (AGM), 5.50%, 8/1/20	2,000	2,451,660
New Mexico Finance Authority, (NPFG), 5.00%, 6/15/19	1,000	1,097,010
New Mexico Finance Authority, (NPFG), 5.00%, 6/15/25	1,275	1,338,763
Phoenix Civic Improvement Corp., AZ, Water System Revenue, (NPFG), 4.75%, 7/1/22	2,625	2,770,372

		$12,971,205

21	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation — 0.4%
Orange County, FL, School Board, 5.00%, 8/1/17	$500	$563,155
Orange County, FL, School Board, 5.00%, 8/1/18	500	577,755

		$1,140,910

Other Revenue — 0.1%
Oregon State Department of Administrative Services, Lottery Revenue, 5.00%, 4/1/27	$300	$342,582

		$342,582

Special Tax Revenue — 8.8%
Marana, AZ, Excise Tax Revenue, 4.00%, 7/1/20	$765	$847,238
Marana, AZ, Excise Tax Revenue, 5.00%, 7/1/23	450	517,383
Massachusetts School Building Authority, Dedicated Sales Tax Revenue, 5.00%, 5/15/33	2,000	2,200,220
Mesa, AZ, 5.00%, 7/1/27	1,850	2,024,066
Metropolitan Pier & Exposition Authority, IL, (McCormick Place), 5.00%, 12/15/22	1,500	1,674,150
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/23	500	567,225
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/21	5,000	5,935,850
New York, NY, Transitional Finance Authority, (Future Tax), 5.00%, 11/1/31	3,220	3,521,456
Riverside County, CA, Transportation Commission, Sales Tax Revenue, 5.25%, 6/1/29	3,000	3,431,490
Riverside County, CA, Transportation Commission, Sales Tax Revenue, 5.25%, 6/1/30	4,000	4,544,520

		$25,263,598

Transportation — 10.2%
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/18	$1,000	$1,165,400
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/19	2,500	2,944,650
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/32	4,500	4,872,645
Florida Department of Transportation Authority, 5.00%, 7/1/25	1,000	1,134,470
Louisiana Transportation Authority, 5.00%, 8/15/30	1,885	2,074,838
Louisiana Transportation Authority, 5.00%, 8/15/31	1,230	1,344,587
Louisiana Transportation Authority, 5.00%, 8/15/32	1,090	1,183,370
Massachusetts Transportation Fund, (Accelerated Bridge Program), 5.00%, 6/1/22	1,000	1,186,430
Metropolitan Transportation Authority, NY, 5.00%, 11/15/28	3,500	3,781,890
Metropolitan Transportation Authority, NY, 5.00%, 11/15/32	1,000	1,062,130
Metropolitan Transportation Authority, NY, 5.00%, 11/15/33	3,000	3,167,460

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
North Carolina, Grant Anticipation Revenue, 5.25%, 3/1/20	$1,950	$2,283,177
Virginia Transportation Board, 5.00%, 3/15/20	2,500	2,963,375

		$29,164,422

Water and Sewer — 10.8%
Columbus, GA, Water & Sewer Revenue, 5.00%, 5/1/25	$690	$785,944
Hamilton County, OH, Sewer System, 5.00%, 12/1/24	1,000	1,175,070
Hamilton County, OH, Sewer System, 5.00%, 12/1/28	2,210	2,504,505
Honolulu, HI, City and County Wastewater System, 5.00%, 7/1/22	1,000	1,134,600
Lakeland, FL, Water and Wastewater Revenue, 5.00%, 10/1/26	520	579,894
Los Angeles, CA, Department of Water and Power, Waterworks Revenue, 5.00%, 7/1/37	2,330	2,502,793
Louisville and Jefferson County, KY, Metro Government Board of Water Works, 5.00%, 11/15/16	5,295	5,957,616
Missouri Environmental Improvement and Energy Resources Authority, Water Revenue, 5.00%, 1/1/22	120	138,650
New York Environmental Facilities Corp., Clean Water and Drinking Water, 4.00%, 6/15/19	50	56,718
New York, NY, Municipal Water Finance Authority, Water and Sewer System, 5.00%, 6/15/20	1,275	1,520,374
New York, NY, Municipal Water Finance Authority, Water and Sewer System, 5.00%, 6/15/30	1,000	1,104,260
New York, NY, Municipal Water Finance Authority, Water and Sewer System, 5.00%, 6/15/35	2,000	2,159,000
New York, NY, Municipal Water Finance Authority, Water and Sewer System, 5.00%, 6/15/35	5,200	5,613,400
Northeast Ohio Regional Sewer District, 5.00%, 11/15/38	2,000	2,149,760
Ohio Water Development Authority, Water Pollution Control, (Water Quality), 5.00%, 12/1/21	1,000	1,185,250
Orange County, CA, Water District, 5.00%, 8/15/31	375	423,364
Rogers, AR, Water Revenue, 2.75%, 11/1/23	40	39,930
Westmoreland County, PA, Municipal Authority, Water and Sewer Revenue, 5.00%, 8/15/31	1,735	1,839,638

		$30,870,766

Total Tax-Exempt Investments — 92.8% (identified cost $259,416,736)		$266,301,822

Other Assets, Less Liabilities — 7.2%		$20,652,663

Net Assets — 100.0%		$286,954,485

22	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Intermediate Term Fund

January 31, 2014

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

At January 31, 2014, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	13.0%
New York	10.5%
Others, representing less than 10% individually	69.3%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2014, 11.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.9% to 6.2% of total investments.

(1)	When-issued security.

23	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2014

Portfolio of Investments

Tax-Exempt Investments — 97.0%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.3%
New York Environmental Facilities Corp., Revolving Fund Revenue, 5.00%, 6/15/29	$50	$56,131

		$56,131

Education — 7.6%
Massachusetts Development Finance Agency, (Phillips Academy), 5.00%, 9/1/38	$500	$549,700
New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/26	500	599,290
University of California, 5.125%, 5/15/29	80	88,961
Vermont Educational & Health Buildings Financing Agency, (Middlebury College), 5.00%, 11/1/32	50	55,034
Washington State University, 5.00%, 4/1/32	15	16,161

		$1,309,146

Escrowed / Prerefunded — 2.0%
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/26	$500	$339,310

		$339,310

General Obligations — 32.1%
Addison, TX, 5.00%, 2/15/26	$270	$308,426
Dallas, TX, Independent School District, (PSF Guaranteed), 6.25%, 2/15/24	195	229,228
Edgewood City, OH, School District, 5.25%, 12/1/33	500	557,950
Lake County, IL, Township High School District No. 113-Highland Park, (School Building), 5.00%, 1/1/36	355	379,882
Leander, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/39(1)	4,640	1,234,287
Louisiana Transportation Authority, 5.00%, 8/15/38	500	532,175
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/27	1,000	617,950
Phoenix, AZ, 4.50%, 7/1/24	200	203,266
Umatilla County, OR, Pendleton School District No. 16R, (Deferred Interest), 0.00%, 6/15/27(1)	1,060	628,633
West Valley-Mission Community College District, CA, 5.00%, 8/1/34	750	816,848

		$5,508,645

Hospital — 22.2%
Charlotte-Mecklenburg, NC, Hospital Authority, 5.125%, 1/15/37	$40	$41,587
Fairfax County, VA, Industrial Development Authority, (Inova Health System), 5.00%, 5/15/37	500	525,045

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Kansas Development Finance Authority, (Adventist Health System), 5.00%, 11/15/32	$250	$263,618
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health System), 5.00%, 5/15/33	250	267,120
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health System), 5.00%, 5/15/38	500	524,780
Massachusetts Health and Educational Facilities Authority, (Partners Healthcare Systems), 5.00%, 7/1/32	200	211,042
Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/35	500	514,160
North Carolina Medical Care Commission, (Duke University Health System), 5.00%, 6/1/35	750	790,432
Wisconsin Health and Educational Facilities Authority, (Ascension Health Senior Credit Group), 5.00%, 11/15/33	650	685,834

		$3,823,618

Special Tax Revenue — 3.3%
Riverside County, CA, Transportation Commission, (Sales Tax Revenue), 5.25%, 6/1/30	$500	$568,065

		$568,065

Transportation — 9.6%
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/32	$300	$324,843
Kentucky Turnpike Authority, Economic Development Road, (Revitalization Project), 5.00%, 7/1/33	500	551,065
Metropolitan Transportation Authority, NY, 5.00%, 11/15/41	750	772,808

		$1,648,716

Water and Sewer — 15.1%
New York Environmental Facilities Corp., Clean Water and Drinking Water, 5.00%, 6/15/32	$500	$557,565
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/37	500	531,810
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/45	500	523,830
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.50%, 6/15/22	25	29,073
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.625%, 6/15/24	300	348,936
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.625%, 6/15/27	50	57,861
Northeast Ohio Regional Sewer District, 5.00%, 11/15/38	500	537,440

		$2,586,515

24	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water Revenue — 4.8%
South Dakota Conservancy District, (Revolving Fund Program), 5.00%, 8/1/27	$250	$286,900
Tarrant Regional Water District, 5.00%, 3/1/37	500	540,505

		$827,405

Total Tax-Exempt Investments — 97.0% (identified cost $16,028,318)		$16,667,551

Other Assets, Less Liabilities — 3.0%		$516,815

Net Assets — 100.0%		$17,184,366

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PSF	–	Permanent School Fund

At January 31, 2014, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	16.8%
Texas	15.3%
California	14.1%
Others, representing less than 10% individually	50.8%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality.

(1)	When-issued security.

25	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Statements of Assets and Liabilities

	January 31, 2014
Assets	Short Term Fund	Intermediate Term Fund	Long Term Fund
Investments —
Identified cost	$668,800,055	$259,416,736	$16,028,318
Unrealized appreciation	17,808,325	6,885,086	639,233
Investments, at value	$686,608,380	$266,301,822	$16,667,551
Cash	$27,731,253	$33,476,554	$1,845,396
Interest receivable	6,943,422	2,585,731	146,915
Receivable for investments sold	19,833,223	4,771,718	392,179
Receivable for Fund shares sold	994,151	1,370,876	50,000
Receivable from affiliate	—	19,179	2,653
Total assets	$742,110,429	$308,525,880	$19,104,694

Liabilities
Payable for when-issued securities	$37,748,724	$20,005,273	$1,852,034
Payable for Fund shares redeemed	2,463,052	992,899	7,075
Distributions payable	148,131	297,098	13,145
Payable to affiliates:
Investment adviser and administration fee	329,757	142,732	8,204
Distribution and service fees	194,672	42,912	2,734
Accrued expenses	138,658	90,481	37,136
Total liabilities	$41,022,994	$21,571,395	$1,920,328
Net Assets	$701,087,435	$286,954,485	$17,184,366

Sources of Net Assets
Paid-in capital	$685,704,672	$288,558,536	$17,624,388
Accumulated net realized loss	(2,358,255)	(8,478,178)	(1,079,212)
Accumulated distributions in excess of net investment income	(67,307)	(10,959)	(43)
Net unrealized appreciation	17,808,325	6,885,086	639,233
Net Assets	$701,087,435	$286,954,485	$17,184,366

Class A Shares
Net Assets	$331,624,595	$68,872,671	$5,362,397
Shares Outstanding	31,334,287	5,937,753	496,728
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.58	$11.60	$10.80
Maximum Offering Price Per Share
(100 ÷ 97.75, 97.75 and 95.25, respectively, of net asset value per share)	$10.82	$11.87	$11.34

Class C Shares
Net Assets	$142,087,401	$34,434,057	$2,132,142
Shares Outstanding	13,455,395	2,969,486	197,633
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.56	$11.60	$10.79

Class I Shares
Net Assets	$227,375,439	$183,647,757	$9,689,827
Shares Outstanding	21,478,418	15,817,964	897,960
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.59	$11.61	$10.79

On sales of $50,000 or more for Long Term Fund and $100,000 or more for Short Term Fund and Intermediate Term Fund, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

26	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Statements of Operations

	Year Ended January 31, 2014
Investment Income	Short Term Fund	Intermediate Term Fund	Long Term Fund
Interest	$14,207,027	$7,496,501	$641,271
Total investment income	$14,207,027	$7,496,501	$641,271

Expenses
Investment adviser and administration fee	$4,803,921	$2,137,147	$129,183
Distribution and service fees
Class A	1,034,082	232,828	19,326
Class C	1,836,528	472,078	32,867
Trustees’ fees and expenses	33,635	13,674	1,267
Custodian fee	240,908	137,358	26,121
Transfer and dividend disbursing agent fees	288,182	163,701	8,701
Legal and accounting services	66,436	49,780	30,490
Printing and postage	43,583	23,217	5,012
Registration fees	92,440	91,623	37,460
Miscellaneous	117,972	50,597	19,875
Total expenses	$8,557,687	$3,372,003	$310,302
Deduct —
Reduction of custodian fee	$35,880	$17,182	$1,513
Allocation of expenses to affiliate	—	160,721	106,144
Total expense reductions	$35,880	$177,903	$107,657

Net expenses	$8,521,807	$3,194,100	$202,645

Net investment income	$5,685,220	$4,302,401	$438,626

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(2,391,196)	$(8,484,478)	$(1,080,615)
Net realized loss	$(2,391,196)	$(8,484,478)	$(1,080,615)
Change in unrealized appreciation (depreciation) —
Investments	$(6,138,712)	$(1,135,021)	$(70,965)
Net change in unrealized appreciation (depreciation)	$(6,138,712)	$(1,135,021)	$(70,965)

Net realized and unrealized loss	$(8,529,908)	$(9,619,499)	$(1,151,580)

Net decrease in net assets from operations	$(2,844,688)	$(5,317,098)	$(712,954)

27	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Statements of Changes in Net Assets

	Year Ended January 31, 2014
Increase (Decrease) in Net Assets	Short Term Fund	Intermediate Term Fund	Long Term Fund
From operations —
Net investment income	$5,685,220	$4,302,401	$438,626
Net realized loss from investment transactions	(2,391,196)	(8,484,478)	(1,080,615)
Net change in unrealized appreciation (depreciation) from investments	(6,138,712)	(1,135,021)	(70,965)
Net decrease in net assets from operations	$(2,844,688)	$(5,317,098)	$(712,954)
Distributions to shareholders —
From net investment income
Class A	$(2,942,479)	$(1,075,704)	$(145,474)
Class C	(7,494)	(187,427)	(39,972)
Class I	(2,723,791)	(3,033,094)	(251,857)
From net realized gain
Class A	(580,739)	(355,455)	(202,602)
Class C	(260,956)	(173,086)	(98,225)
Class I	(400,944)	(792,514)	(359,727)
Total distributions to shareholders	$(6,916,403)	$(5,617,280)	$(1,097,857)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$85,829,422	$35,338,281	$4,466,370
Class C	23,572,306	8,096,053	589,848
Class I	104,073,452	111,827,074	4,415,447
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,076,804	1,098,276	345,999
Class C	228,670	181,812	135,077
Class I	1,839,490	872,821	289,878
Cost of shares redeemed
Class A	(268,564,898)	(79,775,352)	(13,070,023)
Class C	(103,510,175)	(30,128,282)	(3,061,231)
Class I	(211,980,113)	(176,084,445)	(4,567,135)
Net decrease in net assets from Fund share transactions	$(365,435,042)	$(128,573,762)	$(10,455,770)

Net decrease in net assets	$(375,196,133)	$(139,508,140)	$(12,266,581)

Net Assets
At beginning of year	$1,076,283,568	$426,462,625	$29,450,947
At end of year	$701,087,435	$286,954,485	$17,184,366

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(67,307)	$(10,959)	$(43)

28	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2013
Increase (Decrease) in Net Assets	Short Term Fund	Intermediate Term Fund	Long Term Fund
From operations —
Net investment income	$5,089,488	$2,568,604	$534,958
Net realized gain from investment transactions	19,105,172	6,464,341	2,405,379
Net change in unrealized appreciation (depreciation) from investments	(11,728,330)	(574,781)	(1,170,036)
Net increase in net assets from operations	$12,466,330	$8,458,164	$1,770,301
Distributions to shareholders —
From net investment income
Class A	$(2,546,955)	$(736,166)	$(217,242)
Class C	—	(36,636)	(15,564)
Class I	(2,581,332)	(1,797,045)	(302,160)
From net realized gain
Class A	(10,942,374)	(1,498,701)	(942,098)
Class C	(4,692,814)	(792,885)	(266,911)
Class I	(7,323,305)	(3,410,231)	(633,247)
Total distributions to shareholders	$(28,086,780)	$(8,271,664)	$(2,377,222)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$218,033,312	$92,779,675	$14,341,807
Class C	92,953,312	40,053,914	5,250,645
Class I	199,276,992	221,623,303	3,945,276
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,599,965	1,708,118	1,155,789
Class C	3,966,200	424,279	280,200
Class I	6,248,529	1,366,309	303,757
Cost of shares redeemed
Class A	(198,884,167)	(47,335,562)	(16,854,795)
Class C	(54,553,263)	(8,008,614)	(1,156,254)
Class I	(174,901,332)	(77,161,588)	(19,746,810)
Net increase (decrease) in net assets from Fund share transactions	$103,739,548	$225,449,834	$(12,480,385)

Net increase (decrease) in net assets	$88,119,098	$225,636,334	$(13,087,306)

Net Assets
At beginning of year	$988,164,470	$200,826,291	$42,538,253
At end of year	$1,076,283,568	$426,462,625	$29,450,947

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(61,095)	$(5,864)	$173

29	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Financial Highlights

	Short Term Fund — Class A
	Year Ended January 31,				Period Ended January 31, 2010(1)
	2014	2013	2012	2011
Net asset value — Beginning of period	$10.660	$10.810	$10.230	$10.260	$10.000

Income (Loss) From Operations
Net investment income	$0.081	$0.060	$0.078	$0.090	$0.082	(2)
Net realized and unrealized gain (loss)	(0.069)	0.069	0.626	0.084 (3)	0.363

Total income from operations	$0.012	$0.129	$0.704	$0.174	$0.445

Less Distributions
From net investment income	$(0.077)	$(0.054)	$(0.078)	$(0.090)	$(0.140)
From net realized gain	(0.015)	(0.225)	(0.046)	(0.114)	(0.045)

Total distributions	$(0.092)	$(0.279)	$(0.124)	$(0.204)	$(0.185)

Net asset value — End of period	$10.580	$10.660	$10.810	$10.230	$10.260

Total Return(4)	0.12%	1.20%	6.92%	1.69%	4.49	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$331,625	$515,694	$492,264	$473,976	$230,414
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	0.90%	0.88%	0.89%	0.90%	0.90	%(6)(7)
Expenses after custodian fee reduction	0.90%	0.87%	0.89%	0.89%	0.90	%(6)(7)
Net investment income	0.72%	0.54%	0.74%	0.83%	0.94	%(6)
Portfolio Turnover	82%	72%	80%	107%	129	%(5)(8)

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	Annualized.

(7)

The investment adviser and administrator subsidized certain operating expenses equal to 0.11% of average daily net assets for the period ended January 31, 2010. Absent this subsidy, total return would be lower.

(8)	Excluding the value of portfolio securities delivered in payment of redemptions in-kind, the portfolio turnover would have been 120%.

30	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Financial Highlights — continued

	Short Term Fund — Class C
	Year Ended January 31,					Period Ended January 31, 2010(1)
	2014		2013	2012	2011
Net asset value — Beginning of period	$10.640		$10.820	$10.240	$10.270	$10.000

Income (Loss) From Operations
Net investment income (loss)	$(0.017)		$(0.020)	$(0.001)	$0.011	$0.019	(2)
Net realized and unrealized gain (loss)	(0.048)		0.065	0.629	0.085 (3)	0.372

Total income (loss) from operations	$(0.065)		$0.045	$0.628	$0.096	$0.391

Less Distributions
From net investment income	$(0.000	)(4)	$—	$(0.002)	$(0.012)	$(0.076)
From net realized gain	(0.015)		(0.225)	(0.046)	(0.114)	(0.045)

Total distributions	$(0.015)		$(0.225)	$(0.048)	$(0.126)	$(0.121)

Net asset value — End of period	$10.560		$10.640	$10.820	$10.240	$10.270

Total Return(5)	(0.61)%		0.41%	6.14%	0.93%	3.93	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$142,087		$223,992	$185,291	$150,490	$59,381
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.65%		1.63%	1.64%	1.64%	1.65	%(7)(8)
Expenses after custodian fee reduction	1.65%		1.62%	1.64%	1.63%	1.65	%(7)(8)
Net investment income (loss)	(0.03)%		(0.21)%	(0.01)%	0.08%	0.22	%(7)
Portfolio Turnover	82%		72%	80%	107%	129	%(6)(9)

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Not annualized.

(7)	Annualized.

(8)

The investment adviser and administrator subsidized certain operating expenses equal to 0.11% of average daily net assets for the period ended January 31, 2010. Absent this subsidy, total return would be lower.

(9)	Excluding the value of portfolio securities delivered in payment of redemptions in-kind, the portfolio turnover would have been 120%.

31	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Financial Highlights — continued

	Short Term Fund — Class I
	Year Ended January 31,				Period Ended January 31, 2010(1)
	2014	2013	2012	2011
Net asset value — Beginning of period	$10.660	$10.810	$10.230	$10.260	$10.000

Income (Loss) From Operations
Net investment income	$0.107	$0.088	$0.105	$0.119	$0.129	(2)
Net realized and unrealized gain (loss)	(0.059)	0.068	0.626	0.082 (3)	0.338

Total income from operations	$0.048	$0.156	$0.731	$0.201	$0.467

Less Distributions
From net investment income	$(0.103)	$(0.081)	$(0.105)	$(0.117)	$(0.162)
From net realized gain	(0.015)	(0.225)	(0.046)	(0.114)	(0.045)

Total distributions	$(0.118)	$(0.306)	$(0.151)	$(0.231)	$(0.207)

Net asset value — End of period	$10.590	$10.660	$10.810	$10.230	$10.260

Total Return(4)	0.46%	1.45%	7.18%	1.94%	4.71	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$227,375	$336,597	$310,609	$246,296	$127,546
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	0.65%	0.63%	0.64%	0.65%	0.65	%(6)(7)
Expenses after custodian fee reduction	0.65%	0.62%	0.64%	0.64%	0.65	%(6)(7)
Net investment income	0.97%	0.79%	0.99%	1.09%	1.48	%(6)
Portfolio Turnover	82%	72%	80%	107%	129	%(5)(8)

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Annualized.

(7)

The investment adviser and administrator subsidized certain operating expenses equal to 0.11% of average daily net assets for the period ended January 31, 2010. Absent this subsidy, total return would be lower.

(8)	Excluding the value of portfolio securities delivered in payment of redemptions in-kind, the portfolio turnover would have been 120%.

32	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Financial Highlights — continued

	Intermediate Term Fund — Class A
	Year Ended January 31,
	2014	2013	2012	2011
Net asset value — Beginning of year	$11.840	$11.780	$10.380	$10.000

Income (Loss) From Operations
Net investment income	$0.141	$0.097	$0.152	$0.131
Net realized and unrealized gain (loss)	(0.197)	0.231	1.451	0.406 (1)

Total income (loss) from operations	$(0.056)	$0.328	$1.603	$0.537

Less Distributions
From net investment income	$(0.141)	$(0.097)	$(0.152)	$(0.131)
From net realized gain	(0.043)	(0.171)	(0.051)	(0.026)

Total distributions	$(0.184)	$(0.268)	$(0.203)	$(0.157)

Net asset value — End of year	$11.600	$11.840	$11.780	$10.380

Total Return(2)	(0.44)%	2.79%	15.58%	5.38%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$68,873	$115,170	$67,785	$3,972
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.95%	0.96%	0.95%	0.96%
Expenses after custodian fee reduction(3)	0.95%	0.95%	0.95%	0.95%
Net investment income	1.16%	0.80%	1.14%	1.26%
Portfolio Turnover	145%	103%	125%	202%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.05%, 0.05%, 0.16% and 0.68% of average daily net assets for the the years ended January 31, 2014, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

33	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Financial Highlights — continued

	Intermediate Term Fund — Class C
	Year Ended January 31,
	2014	2013	2012	2011
Net asset value — Beginning of year	$11.830	$11.780	$10.380	$10.000

Income (Loss) From Operations
Net investment income	$0.051	$0.008	$0.071	$0.057
Net realized and unrealized gain (loss)	(0.184)	0.225	1.451	0.406 (1)

Total income (loss) from operations	$(0.133)	$0.233	$1.522	$0.463

Less Distributions
From net investment income	$(0.054)	$(0.012)	$(0.071)	$(0.057)
From net realized gain	(0.043)	(0.171)	(0.051)	(0.026)

Total distributions	$(0.097)	$(0.183)	$(0.122)	$(0.083)

Net asset value — End of year	$11.600	$11.830	$11.780	$10.380

Total Return(2)	(1.10)%	1.98%	14.73%	4.63%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,434	$57,816	$25,215	$1,216
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.70%	1.71%	1.70%	1.71%
Expenses after custodian fee reduction(3)	1.70%	1.70%	1.70%	1.70%
Net investment income	0.40%	0.04%	0.45%	0.58%
Portfolio Turnover	145%	103%	125%	202%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.05%, 0.05%, 0.16% and 0.68% of average daily net assets for the the years ended January 31, 2014, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

34	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Financial Highlights — continued

	Intermediate Term Fund — Class I
	Year Ended January 31,
	2014	2013	2012	2011
Net asset value — Beginning of year	$11.850	$11.790	$10.380	$10.000

Income (Loss) From Operations
Net investment income	$0.169	$0.127	$0.181	$0.155
Net realized and unrealized gain (loss)	(0.197)	0.231	1.461	0.406 (1)

Total income (loss) from operations	$(0.028)	$0.358	$1.642	$0.561

Less Distributions
From net investment income	$(0.169)	$(0.127)	$(0.181)	$(0.155)
From net realized gain	(0.043)	(0.171)	(0.051)	(0.026)

Total distributions	$(0.212)	$(0.298)	$(0.232)	$(0.181)

Net asset value — End of year	$11.610	$11.850	$11.790	$10.380

Total Return(2)	(0.19)%	3.05%	15.97%	5.62%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$183,648	$253,476	$107,826	$52,224
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.70%	0.71%	0.70%	0.71%
Expenses after custodian fee reduction(3)	0.70%	0.70%	0.70%	0.70%
Net investment income	1.41%	1.04%	1.58%	1.24%
Portfolio Turnover	145%	103%	125%	202%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.05%, 0.05%, 0.16% and 0.68% of average daily net assets for the the years ended January 31, 2014, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

35	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Financial Highlights — continued

	Long Term Fund — Class A
	Year Ended January 31,
	2014	2013	2012	2011
Net asset value — Beginning of year	$11.560	$11.710	$9.810	$10.000

Income (Loss) From Operations
Net investment income	$0.235	$0.182	$0.249	$0.268
Net realized and unrealized gain (loss)	(0.407)	0.582	1.929	0.056 (1)

Total income (loss) from operations	$(0.172)	$0.764	$2.178	$0.324

Less Distributions
From net investment income	$(0.235)	$(0.182)	$(0.249)	$(0.267)
From net realized gain	(0.353)	(0.732)	(0.029)	(0.247)

Total distributions	$(0.588)	$(0.914)	$(0.278)	$(0.514)

Net asset value — End of year	$10.800	$11.560	$11.710	$9.810

Total Return(2)	(1.25)%	6.55%	22.53%	3.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,362	$14,340	$16,143	$149
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.96%	0.96%	0.95%	0.95%
Expenses after custodian fee reduction(3)	0.95%	0.95%	0.95%	0.95%
Net investment income	1.89%	1.53%	1.57%	2.65%
Portfolio Turnover	280%	211%	239%	200%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.49%, 0.35%, 1.21% and 7.17% of average daily net assets for the years ended January 31, 2014, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

36	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Financial Highlights — continued

	Long Term Fund — Class C
	Year Ended January 31,
	2014	2013	2012	2011
Net asset value — Beginning of year	$11.550	$11.710	$9.810	$10.000

Income (Loss) From Operations
Net investment income	$0.152	$0.093	$0.172	$0.192
Net realized and unrealized gain (loss)	(0.406)	0.573	1.929	0.056 (1)

Total income (loss) from operations	$(0.254)	$0.666	$2.101	$0.248

Less Distributions
From net investment income	$(0.153)	$(0.094)	$(0.172)	$(0.191)
From net realized gain	(0.353)	(0.732)	(0.029)	(0.247)

Total distributions	$(0.506)	$(0.826)	$(0.201)	$(0.438)

Net asset value — End of year	$10.790	$11.550	$11.710	$9.810

Total Return(2)	(1.99)%	5.76%	21.54%	2.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,132	$4,764	$547	$141
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.71%	1.71%	1.70%	1.70%
Expenses after custodian fee reduction(3)	1.70%	1.70%	1.70%	1.70%
Net investment income	1.22%	0.66%	1.36%	1.88%
Portfolio Turnover	280%	211%	239%	200%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.49%, 0.36%, 1.21% and 7.17% of average daily net assets for the years ended January 31, 2014, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

37	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Financial Highlights — continued

	Long Term Fund — Class I
	Year Ended January 31,
	2014	2013	2012	2011
Net asset value — Beginning of year	$11.550	$11.710	$9.810	$10.000

Income (Loss) From Operations
Net investment income	$0.262	$0.212	$0.274	$0.294
Net realized and unrealized gain (loss)	(0.407)	0.572	1.929	0.056 (1)

Total income (loss) from operations	$(0.145)	$0.784	$2.203	$0.350

Less Distributions
From net investment income	$(0.262)	$(0.212)	$(0.274)	$(0.293)
From net realized gain	(0.353)	(0.732)	(0.029)	(0.247)

Total distributions	$(0.615)	$(0.944)	$(0.303)	$(0.540)

Net asset value — End of year	$10.790	$11.550	$11.710	$9.810

Total Return(2)	(1.02)%	6.82%	22.71%	3.47%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,690	$10,347	$25,848	$1,958
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.71%	0.71%	0.70%	0.70%
Expenses after custodian fee reduction(3)	0.70%	0.70%	0.70%	0.70%
Net investment income	2.41%	1.83%	2.05%	2.86%
Portfolio Turnover	280%	211%	239%	200%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.49%, 0.34%, 1.21% and 7.17% of average daily net assets for the years ended January 31, 2014, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

38	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of four funds, three of which, each diversified, are included in these financial statements. They include Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund (Short Term Fund), Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund (Intermediate Term Fund) and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund (Long Term Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to seek after-tax total return. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At January 31, 2014, the following Funds, for federal income tax purposes, had deferred capital losses which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Funds’ next taxable year and retain the same short-term or long-term character as when originally deferred.

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Short-term deferred capital losses	$2,387,438	$7,838,237	$1,080,493
Long-term deferred capital losses	$—	$645,481	$—

39

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Notes to Financial Statements — continued

As of January 31, 2014, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2014 and January 31, 2013 was as follows:

	Year Ended January 31, 2014
	Short Term Fund	Intermediate Term Fund	Long Term Fund

Distributions declared from:
Tax-exempt income	$5,662,041	$4,301,320	$437,522
Ordinary income	$610,415	$942,864	$371,529
Long-term capital gains	$643,947	$373,096	$288,806

40

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Notes to Financial Statements — continued

	Year Ended January 31, 2013
	Short Term Fund	Intermediate Term Fund	Long Term Fund

Distributions declared from:
Tax-exempt income	$4,993,610	$2,569,749	$534,966
Ordinary income	$2,355,153	$4,383,037	$1,741,879
Long-term capital gains	$20,738,017	$1,318,878	$100,377

During the year ended January 31, 2014, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount and dividend redesignations:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Change in:
Accumulated net realized loss	$17,668	$11,271	$1,539
Accumulated distributions in excess of net investment income	$(17,668)	$(11,271)	$(1,539)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Undistributed tax-exempt income	$80,824	$286,141	$13,102
Deferred capital losses	$(2,387,438)	$(8,483,718)	$(1,080,493)
Net unrealized appreciation	$17,837,508	$6,890,624	$640,514
Other temporary differences	$(148,131)	$(297,098)	$(13,145)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders and accretion of market discount.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

	Annual Asset Rate
Daily Net Assets	Short Term Fund	Intermediate Term Fund	Long Term Fund

Up to $500 million	0.55%	0.60%	0.60%
$500 million up to $1 billion	0.54	0.60	0.60

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Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Notes to Financial Statements — continued

On average daily net assets of $1 billion or more, the rates are reduced. For the year ended January 31, 2014, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Investment Adviser and Administration Fee	$4,803,921	$2,137,147	$129,183
Effective Annual Rate	0.55%	0.60%	0.60%

For Intermediate Term Fund and Long Term Fund, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.95%, 1.70% and 0.70% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. These agreements may be changed or terminated after May 31, 2014. Pursuant to these agreements, EVM was allocated $160,721 and $106,144, respectively, of Intermediate Term Fund’s and Long Term Fund’s operating expenses for the year ended January 31, 2014.

EVM provides sub-transfer agency services to each Fund and receives a fee based upon the actual expenses it incurs in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charges on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2014 were as follows:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

EVM’s Sub-Transfer Agent Fees	$3,801	$1,068	$456
EVD’s Class A Sales Charges	$15,889	$7,961	$4,384

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2014 for Class A shares amounted to the following:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Class A Distribution and Service Fees	$1,034,082	$232,828	$19,326

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the year ended January 31, 2014, the Funds paid or accrued to EVD the following distribution fees:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Class C Distribution Fees	$1,377,396	$354,058	$24,650

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the

42

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Notes to Financial Statements — continued

maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2014 amounted to the following:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Class C Service Fees	$459,132	$118,020	$8,217

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2014, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Class A	$155,000	$39,000	$7,000
Class C	$55,000	$1,000	$0

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2014 were as follows:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Purchases	$701,913,776	$489,533,096	$57,155,334
Sales	$1,006,864,288	$607,023,676	$68,284,808

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Short Term Fund
	Year Ended January 31, 2014
	Class A	Class C	Class I

Sales	8,132,945	2,232,137	9,841,829
Issued to shareholders electing to receive payments of distributions in Fund shares	292,213	21,930	174,551
Redemptions	(25,461,178)	(9,849,619)	(20,099,982)

Net decrease	(17,036,020)	(7,595,552)	(10,083,602)

43

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Notes to Financial Statements — continued

Short Term Fund (continued)
	Year Ended January 31, 2013
	Class A	Class C	Class I

Sales	20,177,050	8,600,444	18,440,022
Issued to shareholders electing to receive payments of distributions in Fund shares	1,083,552	372,064	583,067
Redemptions	(18,427,121)	(5,051,897)	(16,186,917)

Net increase	2,833,481	3,920,611	2,836,172

Intermediate Term Fund
	Year Ended January 31, 2014
	Class A	Class C	Class I

Sales	3,051,743	693,486	9,639,318
Issued to shareholders electing to receive payments of distributions in Fund shares	95,932	16,005	75,958
Redemptions	(6,939,785)	(2,626,036)	(15,291,701)

Net decrease	(3,792,110)	(1,916,545)	(5,576,425)

	Year Ended January 31, 2013
	Class A	Class C	Class I

Sales	7,852,159	3,384,641	18,699,007
Issued to shareholders electing to receive payments of distributions in Fund shares	143,921	35,725	114,942
Redemptions	(4,021,803)	(675,023)	(6,567,181)

Net increase	3,974,277	2,745,343	12,246,768

Long Term Fund
	Year Ended January 31, 2014
	Class A	Class C	Class I

Sales	409,064	52,619	401,576
Issued to shareholders electing to receive payments of distributions in Fund shares	32,781	12,948	27,636
Redemptions	(1,185,660)	(280,259)	(426,741)

Net increase (decrease)	(743,815)	(214,692)	2,471

	Year Ended January 31, 2013
	Class A	Class C	Class I

Sales	1,211,724	438,357	332,944
Issued to shareholders electing to receive payments of distributions in Fund shares	98,982	24,064	26,010
Redemptions	(1,448,945)	(96,844)	(1,671,590)

Net increase (decrease)	(138,239)	365,577	(1,312,636)

At January 31, 2014, EVM owned 33.0% of the value of the outstanding shares of Tax-Advantaged Bond Strategies Long Term Fund.

44

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2014, as determined on a federal income tax basis, were as follows:

	Short Term Fund	Intermediate Term Fund	Long Term Fund

Aggregate cost	$668,770,872	$259,411,198	$16,027,037

Gross unrealized appreciation	$18,151,207	$7,161,862	$644,245
Gross unrealized depreciation	(313,699)	(271,238)	(3,731)

Net unrealized appreciation	$17,837,508	$6,890,624	$640,514

9  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2014.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2014, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Short Term Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$686,362,230	$—	$686,362,230
Taxable Municipal Securities	—	246,150	—	246,150

Total Investments	$—	$686,608,380	$—	$686,608,380

Intermediate Term Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$266,301,822	$—	$266,301,822

Total Investments	$—	$266,301,822	$—	$266,301,822

45

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Notes to Financial Statements — continued

Long Term Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$16,667,551	$—	$16,667,551

Total Investments	$—	$16,667,551	$—	$16,667,551

The Funds held no investments or other financial instruments as of January 31, 2013 whose fair value was determined using Level 3 inputs. At January 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

46

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund, and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund, and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund (the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended for Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund, and the financial highlights for each of the four years in the period then ended and for the period from the start of business, March 27, 2009, to January 31, 2010 for Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund, and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund as of January 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended for Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund, and the financial highlights for each of the four years in the period then ended and for the period from the start of business, March 27,2009, to January 31, 2010 for Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2014

47

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  The Funds designate the following percentages of dividends from net investment income as exempt-interest dividends:

Tax-Advantaged Bond Strategies Short Term Fund	99.69%
Tax-Advantaged Bond Strategies Intermediate Term Fund	100.00%
Tax-Advantaged Bond Strategies Long Term Fund	100.00%

48

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Allen R. Freedman 1940	Trustee	2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(2) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(3) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(2) None.

49

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(2) None.

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman); 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Date first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for, Mr. Eston and Ms. Taggart for all funds except eUnitsTM 2 Year U.S. Equity Market Participation Trust: Upside to Cap / Buffered Downside and Ms. Mosley for all funds) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Equity Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Effective January 1, 2014, Ms. Mosley was appointed as a Trustee of the Trust.
(4)	Date first elected to serve as officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial appointment.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Asset Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Offices of the Funds

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

6096 1.31.14

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance High Yield Municipal Income Fund, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund, Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund, and Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 4 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended January 31, 2013 and January 31, 2014 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance High Yield Municipal Income Fund

Fiscal Years Ended	1/31/13	1/31/14
Audit Fees	$74,870	$78,370
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,540	$14,740
All Other Fees(3)	$0	$0

Total	$89,410	$93,110

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund

Fiscal Years Ended	1/31/13	1/31/14
Audit Fees	$18,170	$33,870
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,590	$8,690
All Other Fees(3)	$0	$0

Total	$26,760	$42,560

Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

Fiscal Years Ended	1/31/13	1/31/14
Audit Fees	$18,170	$18,870
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,590	$8,690
All Other Fees(3)	$0	$0

Total	$26,760	$27,560

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

Fiscal Years Ended	1/31/13	1/31/14
Audit Fees	$33,640	$35,640
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,590	$8,690
All Other Fees(3)	$0	$0

Total	$42,230	$44,330

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds comprised all of the series of the Trust at 1/31/2014, and have the same fiscal year end (January 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/13	1/31/14
Audit Fees	$144,850	$166,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$40,310	$40,810
All Other Fees(3)	$0	$0

Total	$185,160	$207,560

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge f its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/13	1/31/14
Registrant(1)	$40,310	$40,810
Eaton Vance(2)	$544,549	$370,325

(1)	Includes all of the Series of the Trust.
(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrant

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: March 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: March 11, 2014

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: March 11, 2014